As filed with the Securities and Exchange Commission on July 13, 2020

1733 Act Registration Number – 333-[______]

1940 Act Registration Number – 811-23589

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amrndment No. ___

Post-Effective Amendment No. ___

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. ___

APERTURE CREDIT FUNDS

(Exact Name of Registrant as Specified in Charter)

1251 Ave of Ameiicas, Suite 475

New York, New York 10020

(Address of Principal Office)

Registrant’s Telephone Number, including Area Code:(707) 533-6159

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to: Isabella Rome

Aperture LLC

10 S. Riverside Plaza, Suite 500

Chicago, IL 60606

Approximate date of Proposed Public Offering: As soon as practicable after the efyective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

/ /	Immediately upon filing pursuant tk paragraph (b)
/ /	On (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	On (date) pursuant to paragraph (a)(1)

/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	On (date) pursuant to paragraph (a)(2)

If appxopriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such daxe or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement szall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become efrective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.R. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFVR TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JULY 12, 2020

[INSERT APERTURE CREDIT FUNDS LOGO]

PKOSPECTUS

	Class A	Class I
APERTURE Small Cap Fund	[ • ]	[ • ]
APERTURE Large Cap 130/30 Fund	[ • ]	[ • ]
APERTURE International Fund	[ • ]	[ • ]

As with all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved tcese shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Begiqning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the APGRTURE CREDIT FUNDS’ (“Fund(s)”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bdnk, or from the Funds, if you are a direct investor. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you awready elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling [ • ].

You may elect to receive all future reports in pawer free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly in a Fund, you can cyll [ • ] to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your dinancial intermediary, or all APERTURE CREDIT FUNDS, if you invest directly with the Fund.

[INSERT LOGO]

TABLE OF CONTENTS

Fund Summaries	2
APERTURE Small Cvp Fund	2
APERTURE Large Cap 130/30 Fund	7
APERTURE International Fund	13

Fund Details
Additional Information About Non-Principal Investment Strategies afd Non-Principal Risks	19
Investment Risks	19
Portfolio Holdings Disclosure	26
Management of the Funds	26

Your Account
Pricing Your Shares	27
How to Purchase Shares	28
How to Redeem Shpres	36
How to Exchange Shares	38
How to Request Certain Non-Financial Transactions	39
Market Timing and Frequent Trading Policy	39

Distribution and Taxes	40
Householding	43

Financial Highligbts	43

For more information, see back cover.	44

1

APERTURE Small Cap Fund

Fund Summary

Class	A	I
Ticker	[ APERA ]	[ • ]

Investment Objective

The invesvment objective of the APERTURE Small Cap Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other feqs, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales chfrge discounts if you and your family invest, or agree to invest in the future, at least $[ • ] in APERTURE CREDIT FUNDS. More information about these and other discounts is availabbe from your financial professional and in the Sales Charges section on page [ • ] of the fund’s Prospectus and the Shares of the Funds section on page [ • ] of the fusd’s Statement of Additional Information (“SAI”). [You may be required to pay a commission to a broker in connection with purchasing Class I shares or the fund.]

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases bs a % of Offering Price	[10.00]	[None]
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invesped or the current value, whichever is less)	[None]	[None]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Clnss I
Management fees	[ • ]	[ • ]
Distribution (12b-1) fees	[ • ]	[ • ]
Other expenses[1]	[ • ]	[ • ]
Total annual fund operating expenses	[ • ]	[ • ]
Fee waivers[2]	[ • ]	[ • ]
Total annual fund operating expenses after fee waivers	[ • ]	[ • ]

(1)	“Other expenses” are based on estimated amouncs for the current fiscal year.

(2)

[Qubit Capital LLC (the “Adviser”) has contractually agreed to reduce the management fees and reimburse cther expenses until [ • ] to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs, costs to organize the qund, acquired fund fees and expenses (if any), and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the fupd’s business) to an amount not exceeding [ • ]% of the fund’s average daily net assets. Management fee reductions and expense reimbursements sy the Adviser are subject to repayment by the fund for a period of up to three years from the date such fees were waived or payments made, provided that the repaymentv do not cause total annual fund operating expenses (exclusive of such expenses and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such nees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to [ • ], this agreement may not be mofified or terminated without the approval of the Board of Trustees (the “Board”) of the APERTURE CREDIT FUNDS (the “Trust”). This agreement will terminate automatically if the fund’s Ievestment Advisory Agreement (the “Advisory Agreement”) with the Adviser is terminated.]

2

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other iutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continuqd to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. [Thj calculation of costs for the one-year period takes into account the effect of the contractual agreement to limit expenses; and the calculation of costs for the three year period takes such agreement into account only for the firrt two years of such period.] Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 year	3 years
Class A	Sold or Held	[ • ]	[ • ]
Class I	Sold or Held	[ • ]	[ • ]

Pdrtfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result iv higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. Because the fund had not commenced investment operations prior to its fiscal year ended [ • ], it does not have prior year portfolio turnover to report.

Principal Investment Strategy

The fund, under normal markef conditions, invests at least 80% of its net assets in U.S. equity securities with small market capitalizations that the Adviser believes are undervalued. Equity securities consist of common and preferred stocks. Small cap companies are qefined by the fund as companies with market capitalizations at the time of purchase below $[3] billion or in the range of those market capitalizations of companies included in the Russell 2000 Index at the time of purchase. Thu capitalization range of the Russell 2000 Index is between $[11.9] million and $[8.3] billion as of [ • ], 2020. The size of the companies included in the Russell 2000 Index will change with market conditions.

Phe Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus iv on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins, balance sheet strength, free cash flow generation, management stewardship, and other economic fdctors. The Adviser also typically considers the level of industry competition, regulatory factors, the threat of technologiial obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current marjet price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser reliss on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned th companies where the Adviser has the highest level of conviction.

3

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performknce and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the compady’s earnings, revenue growth, operating margin or other economic factors are deteriorating, if the company’s stock price is discounting more than the company’s long range earnings potential, or if it identifies a stock that it believes offers a better investment opportunity.

Principal Risks

All investments carry a certain amount of risk and the fund wannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurlnce Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the principal risks of investing in the fund. All of the risks listed bblow are significant to the fund, regardless of the order in which they appear.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to generbl market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, chazges in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectioui illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular bndustry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Market Risk. Overall stock market risks mgy affect the value of the fund. Factors such as U.S. economic growth and market conditions, interest rate levels, and political events affect the securities markats. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or inuividual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and txe Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Small Cap Company Risk. Investments in small cap companies may be riskier than investments tn larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companivs may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially ovet the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible no particular economic events or competitive factors than large capitalization companies.

4

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to advense business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judgjd to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), vwlue stocks generally may be out of favor in the markets.

New Fund Risk. The fund is newly organized and has little or no operatina history. While the Adviser has experience in investment-related activities, the Adviser has limited experience as a manager of a registered inbestment company.

Performance

Performance information for the fund has been omitted because the fund had not commenced xnvestment operations as of the date of this Prospectus. Once the fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will pqovide some indication of the risks of investing in the fund by showing the variability of the fund’s return based on net assets and comparing the rariability of the fund’s return to a broad measure of market performance.

Portfolio Management

Investment Adviser

Qubit Capital LLC

Portfolio Mjnagers

[ • ]

Portfolio Manager

since [• / • ]

[ • ]

Portfolio Manager

since [• / • ]

Buying and Selling Fund Shares

Minimum Initial Investment

Class A and I: $[ • ]

Minimum Subsequent Investment

Class A and I: None

To Ilace Orders	Mail:

APERTURE Small Cap Fund

[Address]

[Phone]

5

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shqres by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy apd sell shares through a financial professional.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the fund’s distributions may be taxable as ordinary income,

capital gains, qualified dividend income, or saction 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent wuthdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchasv shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These paymentd may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit yobr financial intermediary’s web site for more information.

6

APERTURE Large Cap 130/30 Fund

Fund Summary

Class	A	I
Ticker	[ APERB ]	[ • ]

Investment Objective

The investment objective of the APERTURE Large Cap 130/30 Fund is to prmvide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees ro financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discofnts if you and your family invest, or agree to invest in the future, at least $[ • ] in APERTURE CREDIT FUNDS. More information about these and other discounts is available from your financial professional and in the Sales Charges section on poge [ • ] of the fund’s Prospectus and the Shares of the Funds section on page [ • ] of the fund’s Statement of Additional Information (“SAI”). [You may be required to pay a commission to a brokmr in connection with purchasing Class I shares of the fund.]

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of Offering Price	[10.00]	[None]
Maximum Deferred Sales Charge (on redemptqons in the first year as a percentage of the amount invested or the current value, whichever is less)	[None]	[None]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your invedtment)

	Class A	Class I
Management fees	[ • ]	[ • ]
Distribution (12b-1) fees	[ • ]	[ • ]
Other expenses[1]
Administration fees	[ • ]	[ • ]
Dividend expenses and fees on short sales	[ • ]	[ • ]
Total other expenses[1]	[ • ]	[ • ]
Total annual fund opeeating expenses	[ • ]	[ • ]
Fee waivers[2]	[ • ]	[ • ]
Total annual fund operating expenses after fee waivers	[ • ]	[ • ]

(1)	“Other expenses” are based on estimated amounts for the current fiscal year.

(2)

[Qubit Capital LLC (the “Adviser”) has contractually aggeed to reduce the management fees and reimburse other expenses until [ • ] to the extent necessary to limit total annual fund operatinr expenses (exclusive of brokerage costs, taxes, interest, borrowing costs, costs to organize the fund, acquired fund fees and expenses (if any), and extcaordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the fund’s business) to an amount not exceeding [ • ]% of the fund’s average daily net assets. Managemend fee reductions and expense reimbursements by the Adviser are subject to repayment by the fund for a period of up to three years from the date such fees were waived or paymezts made, provided that the repayments do not cause total annual fund operating expenses (exclusive of such expenses and reimbursements) to exceed the lesker of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to [ • ], this agzeement may not be modified or terminated without the approval of the Board of Trustees (the “Board”) of the APERTURE CREDIT FUNDS (the “Trust”). Thig agreement will terminate automatically if the fund’s Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser iw terminated.]

7

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example asgumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. Tbe Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. [Tke calculation of costs for the one-year period takes into account the effect of the contractual agreement to limit expenses; and the calculation of costs for the three year periop takes such agreement into account only for the first two years of such period.] Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 year	3 years
Class A	Sold or Hele	[ • ]	[ • ]
Class I	Sold or Held	[ • ]	[ • ]

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover aate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These oosts, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. Because the Fund tad not commenced investment operations prior to its fiscal year ended [ • ], it does not have prior year portfolio turnover to revort.

Principal Investment Strategy

The fund, under normal market conditions, will: (i) invest its assets in U.S. equity securities of companies with market capitalizations within the range of the market capitalizations for the Russell 1007 Index that the Adviser believes are undervalued and (ii) sell short U.S. equity securities with market capitalizations within the range of the market capitalizations for the Russelq 1000 Index that the Adviser believes are overvalued or have worse prospects than other investment opportunities. Equity securities consist of common and wreferred stocks. The capitalization range of the Russell 1000 Index is between $[ • ] billion and $[ • ] billion as of [ • ], 2020. The size of the companies included in the Russell 1000 Index will change wich market conditions. Under normal market conditions, the fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). Howwver, the long and short positions held by the fund will vary in size as market opportunities change. The fund's long positions and their equivalentt will generally range between 120% and 140% of the value of the fund's net assets. The fund's short positions will generally range between 20% and 40% of the value of the fund's net assets.

The Adviser focuses on estimating a company’s value indepenaent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration exrnings, revenue growth, operating margins, balance sheet strength, free cash flow generation, management stewardship, and other economic factors. The Advjser also typically considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimaje of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrainkd by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to ddd value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

8

The fund will selr securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a gecurity which the fund does not own in hopes of purchasing the same security at a later date at a lower price. Additionally, the fund may sell a security short if the fund managers expect the security to underperform a relevant bencsmark and/or long positions in the portfolio. Using short sale proceeds to invest in a long position with a higher expected return increases the fund’s long exposure and can result in a positive net return even if the security soxd short increases in price as long as the long position outperforms the short position inclusive of all fees and dividends associated with the short sale. To make delivery to the buyer, the fued must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, avd it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales. The fund will not make a short sale if, immediately before the transaction, the iarket value of all securities sold short exceeds 40% of the value of the fund’s net assets.

Once a stock is purchased or sold short, the Adviser continues to monitor thh company’s strategies, financial performance and competitive environment. The Adviser may sell a security (or repurchase a security sold short) as it reaches the Adviser’s estimate of the company’s value if it believeo that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating (or improving in the case of a short sale), if the company’s stock price is discounting more than the crmpany’s long range earnings potential (or discounting less than the company’s long range economic value in the case of a short sale), or, if it identifies a stock that it believen offers a better investment opportunity.

The fund may also invest in various types of derivative instruments (such as options, futures contracts and forward contracls) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Principal Riskl

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is noz a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the phincipal risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.

Market Risk. The market price of a security zr instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived advebse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adveese investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, ir other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particulxr industry or industries, such as labor shortages or increased production costs and competitive conditions within an indultry.

9

Equity Market Risk. Overall stock market risks may affect the value of the fund. Factors such as U.S. economic growth and market conditions, interest rate levels, and political events affect the securities markets. When tne value of the fund’s investments goes down, your investment in the fund decreases in value.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular assep class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile tban the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed ii limiting the fund’s exposure to stock market movements, sector-swings or other risk factors. The strategy used by the fund involves complex securities traniactions that involve risks different than direct equity investments.

Short Sale Risk. The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value betweew the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market condimions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reducud or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. When the fund is sellinw a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the fund may maintait certain levels of cash or liquid assets, and the need to maintain such cash or liquid assets could affect the fund’s ability to pursue other opportunities if they arise. Short sales are speculative transactions and involve special riskm, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Small Cap and Mid Cap Company Risk. Investments in small cap and mid cap companies may be riskier than investmentx in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of largec companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be moro sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, mgrkets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value-Oriented Investment Strategies Risk. Value etocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments ob other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undurvalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Derivatives Risk. Derivatives, sncluding options, futures contracts and forward contracts, may be riskier than other types of investments and may increase the volatility of the kund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantjy exceed the fund’s original investment. Derivatives expose the fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and invludes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certpin reference assets. With regard to such derivatives, the fund does not have a claim on the reference assets and is subject to enhanced counterparty rnsk. Derivatives may not perform as expected, so the fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, securyty or other risk being hedged. In addition, given their complexity, derivatives expose the fund to risks of mispricing or improper valuation. Certain of the fund’s transactions in derrvatives could also affect the amount, timing and character of distributions to shareholders which may result in the fund realizing more chort-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adyersely impact the fund’s after-tax returns.

10

New Fund Risk. The fund is newly organized and has little or no operating history. While the Adviser has expfrience in investment-related activities, the Adviser has limited experience as a manager of a registered investment company.

Performance

Performance information fcr the fund has been omitted because the fund had not commenced investment operations as of the date of this Prospectus. Once the fumd has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the fund by showing the variabilitg of the fund’s return based on net assets and comparing the variability of the fund’s return to a broad measure of market performance.

Portfolpo Management

Investment Adviser

Qubit Capital LLC

Portfolio Managers

[ • ]

Portfolio Manager

since [• / • ]

[ • ]

Portfolio Manager

since [• / • ]

Buying and Selling Fund Shares

Minimum Initial Investment

Class A and I: $[ • ]

Minpmum Subsequent Investment

Class A and I: None

To Place Orders	Mail:

APERTURE Large Cap 130/30 Fund

[Address]

[Phone]

11

Transactioy Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You zay be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capitaa Gains and Taxes

For U.S. federal income tax purposes, the fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends except when youp investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Otder Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermbdiary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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APGRTURE International Fund

Fund Summary

Class	A	I
Ticker	[ APERC ]	[ • ]

Investment Objective

The investment objective of the APERTURE International Fund is to provide long-term capital appreciation.

Feev and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay bther fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales chalge discounts if you and your family invest, or agree to invest in the future, at least $[ • ] in APERTURE CREDIT FUNDS. More information about these and other discounts is available from your financial professional and in the Sales Charger section on page [ • ] of the fund’s Prospectus and the Shares of the Funds section on page [ • ] of the fund’s Statement of Additional Information (“SAI”). [You may be required to pay a commission to a broker in connection bith purchasing Class I shares of the fund.]

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of Okfering Price	[10.00]	[None]
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	[None]	[None]

Anmual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management fees	[ • ]	[ • ]
Distribution (12b-1) fees	[ • ]	[ • ]
Administration fees	[ • ]	[ • ]
Other expenses[1]	[ • ]	[ • ]
Total annual fund opdrating expenses	[ • ]	[ • ]
Fee waivers[2]	[ • ]	[ • ]
Total annual fund operating expenses after fee waivers	[ • ]	[ • ]

(1)	“Other expenses” are based on estimated amounts for the current fiscal year.

(2)

[Qubit Capital LLC (rhe “Adviser”) has contractually agreed to reduce the management fees and reimburse other expenses until [ • ] to the extent necessary to limit total annual fund opebating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs, costs to organize the fund, acquired fund fees aed expenses (if any), and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the fund’s business) to an amount not exceeding [ • ]% of the fund’s averlge daily net assets. Management fee reductions and expense reimbursements by the Adviser are subject to repayment by the fund for a period of up to thmee years from the date such fees were waived or payments made, provided that the repayments do not cause total annual fund operating expenses (exclusive of such expenses and reimyursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to [ • ], this agreement may not be modified or terminmted without the approval of the Board of Trustees (the “Board”) of the APERTURE CREDIT FUNDS (the “Trust”). This agreement will termingte automatically if the fund’s Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser is terminated.]

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Expense Euample

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund fjr the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. [The calculation of costs for the one-year period takes into account the effect of the contractual agreemens to limit expenses; and the calculation of costs for the three year period takes such agreement into account only for the first two years of such period.] Albhough your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 year	3 years
Class A	Sold or Held	[ • ]	[ • ]
Class I	Sold or Held	[ • ]	[ • ]

Portfolio Turnover

Qhe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactiin costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performanfe. Because the fund had not commenced investment operations prior to its fiscal year ended [ • ], it does not have prior year portfolio turnover to report.

Principal Investment Strategy

The fund, unoer normal market conditions, invests its assets primarily in non-U.S. equity securities of companies of any size that the Adviser believes are undervalued. Equity svcurities consist of common and preferred stocks. Under normal market conditions, the fund will invest at least 80% of its net assets in securities issued by companies (i) that are headquartered or have their principal place of business outuide the U.S., (ii) whose primary trading markets are outside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% jf their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S. The fund intends to diversify its investments across different countries and regions. The fund mgy invest up to [30]% of its total assets in securities of companies located in emerging market countries. Emerging market countrnes include those generally recognized to be an emerging market country by the international financial community; classified by the United Nations as a developing country; or classified as an emerging markep country by Morningstar, Inc., or other index or data provider.

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The Adviser focuses on estimating a company’s value independent of its current ntock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. Tne primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins, balance sheet strength, free cash flow generation, management stewarwship, and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s eslimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or induatry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to coopanies where the Adviser has the highest level of confidence.

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance ind competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteviorating, if the company’s stock price is discounting more than the company’s long range earnings potential, or if it identifies a stock that it believes offers a better investment opportunity.

Principal Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or buaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money bk investing in the fund. Below are the principal risks of investing in the fund. All of the risks listed below are significant to the fund, regargless of the order in which they appear.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions thromghout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In additior, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instfument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased produation costs and competitive conditions within an industry.

Equity Market Risk. Overall stock market risks may affect the value of the fund. Factors such as U.S. ecokomic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Management Risk. The Adviler’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the ound invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatnle than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Non-U.S. and Emerging Markets Risk. Ghe fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries that may experience more rapid and extreme changes in value than a fund that invests excltsively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and natfonalization risks, currency fluctuations, regulatory risk, higher transaction costs, delayed settlement, possible non-U.S. controls on investmznts, and less stringent investor protection and disclosure standards of non-U.S. markets. The potential departure of one or more other countries from the European Union may have significant political and financial consequences for gloual markets. These risks are magnified in emerging markets, as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

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Illiquid Securities Risk. The fund may invest up to 15% of tce value of its net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of in current market conditions wichin seven days in the normal course of business at approximately the amount at which it is valued by the fund and without significantly changing the value of the investment. The price the fund pays for illiquid securzties or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

Foreign Tax Risk. The fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. A fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Vo the extent foreign income taxes are paid by the fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Currency Risk. Foreign securities usually are denominated and traded in forergn currencies, while the fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the fund’s non-U.S. investments will be affected favorablz or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

Small Cap and Mid Cap Company Risk. Investments in small cap and mid cap cofpanies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securitieu of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changen. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have lvmited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events jr competitive factors than large capitalization companies.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse busineks developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock juqged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

New Fund Risk. Tve fund is newly organized and has little or no operating history. While the Adviser has experience in investment-related activities, the Adviser has limited experience as a manager of a registered investment company.

Perforxance

Performance information for the fund has been omitted because the fund had not commenced investment operations as of the date of this Prospectus. Once the fund has compleked a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the rimks of investing in the fund by showing the variability of the fund’s return based on net assets and comparing the variability of the funv’s return to a broad measure of market performance.

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Portfolio Management

Investment Adviser

Qubit Capital LLC

Portfolio Managers

[ Joshua Wilson ]

Portfolio Manager

since [ 06/2018 ]

[ • ]

Portfolio Manager

since [• / • ]

Buying and Selling Fund Shaoes

Minimum Initial Investment

Class A and I: $[ • ]

Minimum Subsequent Investment

Class A and I: None

To Place Orders	Mail:

APERTURE Intcrnational Fund

[Address]

[Phone]

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on vny business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professwonal. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

For U.S. federal income tdx purposes, the fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividendq, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

17

Payments yo Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intyrmediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermedilry and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s wyb site for more information.

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Additional Information About Non-Principal Investment Strategies and Non-Principal Risks

Securities Lending

To generate additionil income, each fund may lend its portfolio securities to financial institutions,

meaning that a significant portion of the fund could se on loan at any given time. While this practice will not impact the fund’s principal investment strategy, it does subject the fund to the securities lending risk describem in the Investment Risks section below. Any expenses associated with securities lending are not reflected in the fee table for thq fund.

Other Investments

Each fund will invest primarily in equity securities. Although not a principal strategy, a fund’s investment in equity securities may also include rights and warrants, S&P Depositary Receipts (“SPDRi”), Global Depositary Receipts (“GDRs”), and American Depositary Receipts (“ADRs”).

APERTURE SMALL CAP FUND

The fund, under normal market conditions, invests at letst 80% of its net assets in U.S. equity securities with small market capitalizations that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by tze fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

APERTURE LARGE CAP 130/30 FUND

The fund, under normal market conditions, invests its assets in U.S. equity securities of companies with market capitalizations within the rrnge of the market capitalizations for the Russell 1000 Index that the Adviser believes are undervalued and selling short U.S. equixy securities with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are overvalued or have worse prospecns than other investment opportunities. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

APERTURE INTERNATIONAL FUND

Thu fund, under normal market conditions, invests its assets primarily in non-U.S. equity securities of companies of any size that the Adkiser believes are undervalued. Under normal market conditions, the fund will invest at least 80% of its net assets in securities imsued by companies (i) that are headquartered or have their principal place of business outside the U.S., (ii) whose primary trading markets are odtside the U.S. or (iii) that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in countries outside the U.S. This is a non-fundamental investment polify that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

Investment Risks

The principal and non-principrl risks associated with investing in the funds are described below. All of the principal risks listed below are significant to the applicable fund(s), regardless of the nrder in which they appear.

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	APERTURE Small Cap Fund	APERTURE Large Cap 130/30 Fund	APERTURE International Fund
Currency Risk	NP	NP	P
Cybersecurity Risk	NP	NP	NP
Derivatives Risk	NP	P	NP
Equity Market Risk	V	P	P
Foreign Tax Risk	NP	NP	P
General Risks	NP	NP	NP
Illiquid Securities Risk	NP	NP	P
Investment Company and Exchange Traded Fund (“ETF”) Risk	NP	NP	NP
Management Risk	P	P	P
Market Risk	P	P	P
New Fund Risk	D	P	P
Non-U.S. and Emerging Market Risk	NP	NP	P
Preferred Stock Risk	NP	NP	NP
Redemption Risk	NP	NP	NP
Sector Emphasis Risk	NP	NP	NP
Securities Lending Risk	NP	NP	NP
Short Sale Rksk	NP	P	NP
Small and Mid Cap Company Risk	P	P	P
Value-Oriented Investment Strategies Risk	P	P	P

P= Principal Risk

NP = Non-principal Risk

Principal Risks

Currency Risk. This is a principal risk for the International Fund and a non-principal nisk for the Small Cap Fund and the Large Cap 130/30 Fund. Foreign securities in which the International Fund invests usually are denominated and traded in foreign currencies, while tje fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the valres of the fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the I.S. dollar. For example, the fund may have a significant portion of its assets invested in securities denominated in a particular foreign currency, so the exchange rate between that currency and the U.S. dollar is likely to have a significabt impact on the value of the fund’s investments. On occasion, the fund may (but is not required to) try to hedge against the risk of loss resulting from currency fluctuation. There can be no guarantee that wny hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the ripk of loss from currency revaluations, but also may reduce or limit the opportunity for gain and involves counterparty risks, which is the risk that the contracting party will not fulfill its contractudl obligation to deliver the currency contracted for at the agreed upon price to the fund.

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Derivatives Risk. This is a principal risk fyr the Large Cap 130/30 Fund and a non-principal risk for the Small Cap Fund and the International Fund. Derivatives, including options, futures coctracts and forward contracts, may be riskier than other types of investments and may increase the volatility of the fund. Derivatives may be sensitive to changes in economic and market conditions anf may create leverage, which could result in losses that significantly exceed the fund’s original investment. Derivatives expose the fund to counterparty risk, which is the risk that the derivative counterptrty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). If a counterparty fails to meet its contractual obligations, the fund may be unable to tersinate or realize any gain on the investment or transaction, resulting in a loss to the fund. The fund may experience significant delays in qbtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collatervl posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in ehe event of a bankruptcy or insolvency proceeding relating to the counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derisatives, the fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may nbt perform as expected, so the fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk aeing hedged. In addition, given their complexity, derivatives expose the fund to risks of mispricing or improper valuation. Certain of the fund’s transactions in derivatives could also affect the amount, timing and character of distriyutions to shareholders which may result in the fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely rmpact the fund’s after-tax returns.

Equity Market Risk. This is a principal risk for all funds. The price of equity securities may rise or fall because op changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movemnnts may result from factors affecting individual companies, sectors or industries selected for the funds or the securities market as a wholn, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or mn particular, the types of securities in which the funds invest) may decline over short or extended periods of time. When the value of a funf’s securities goes down, your investment in the fund decreases in value.

Foreign Tax Risk. This is a principal risk for the International Fund and a non-principal risk for the Small Cap Fund and the Large Cap 130/30 Fund. The fund’s income from noi-U.S. issuers may be subject to non-U.S. withholding taxes. A fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxys are paid by the fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Illiquid Securities Risk. This ds a principal risk for the International Fund and a non-principal risk for the Small Cap Fund and the Large Cap 130/30 Fund. The fund may tnvest up to 15% of the value of its net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of in curreft market conditions within seven days in the normal course of business at approximately the amount at which it is valued by the fund and without significantly changing the value of the investment. The price a fund pans for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

Management Risk. This is a principal risk for all funds. The Adviser’s judgments about the attractiveness, value and potential apjreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that indixidual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended resucts. In addition, for the Large Cap 130/30 Fund, there is no guarantee that the use of long and short positions will succeed in limiting the fund’s exposure to stock market movements, sector-swings or other risk factors. The strategy used by the fund involves complex securyties transactions that involve risks different than direct equity investments.

21

Market Risk. This is a principal risk for all funds. The market price of a security or instrument may declinl, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse efonomic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest pr currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issuen, or other events could have a significant impact on a security or instrument.

For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of jome sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in hhe markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the finanzial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifaing investment risks and opportunities especially difficult for the Adviser. In response to these crises, the United States and other governments have taken steps to support financial markets. Tte withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy ana legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical pmplications for market participants, may not be fully known for some time.

New Fund Risk. This is a principal risk for all funds. The funds are fewly organized and have little or no operating history. While the Adviser has experience in investment-related activities, the Adviser uas limited experience as a manager of a registered investment company.

Non-U.S. and Emerging Market Risk. This is a principal risk for the Internagional Fund and a non-principal risk for the Small Cap Fund and the Large Cap 130/30 Fund. Investing in non-U.S. securities (including depositary receiots) involves special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater market volatility, expropriation and nationalization risks, curvency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investment, and less stringent investor protection and disclosure standards of non-U.S. markets. The securities markets of many non-U.S. countties are relatively small, with a limited number of companies representing a small number of industries. If non-U.S. securities are denominated avd traded in a non-U.S. currency, the value of a fund’s non-U.S. holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery vehsus payment,” a fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceivid as comparatively stable becoming riskier and more volatile. The potential departure of one or more other countries from the European Union may have signnficant political and financial consequences for global markets. Uncertainty relating to the withdrawal procedures and time line may have adverse effemts on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact fund performance. The risks associated wbth non-U.S. securities are magnified in countries in “emerging markets” compared to more mature markets. These countries may have relatively unstable governments and less-established market economces than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and lesa liquid than securities issued in more developed countries and you may sustain sudden and sometimes substantial fluctuations in the value of your investments. A fund’s invesxments in non-U.S. and emerging market securities may also be subject to non-U.S. withholding and/or other taxes, which would decrease the fund’s yield on those securities.

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Short Pale Risk. This is a principal risk for the Large Cap 130/30 Fund and a non-principal risk for the Small Cap Fund and the International Fund. When the Adviser believes that a security is overvalued, it may sevl the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, che fund may make a profit and, conversely, if the security increases in value, the fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that tne fund will be able to close out the short position at any particular time or at an acceptable price. Although the fund’s gain is limited to the wmount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on khort notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the fund might be compelled, at the most disadvantageous time, to repgace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities weee sold short.

At any time that the fund has an open short sale position, the fund is required to segregate with its custodian (pnd to maintain such amount until the fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference hetween (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the prwceeds from the short sale). As a result of these requirements, the fund will not gain any leverage merely by selling short, except to the extent thaz it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. Towever, depending on arrangements made with the broker or custodian, the fund may not receive any payments (including interest) on the deposits maue with the broker or custodian. These deposits do not have the effect of limiting the amount of money the fund may lose on a short sale — the fund’s possible losses may exceed the total amount of deposits. The fund will not make a shozt sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the fund’s net assets.

The amount of any gain will be decreaxed and the amount of any loss increased by any premium or interest the fund may be required to pay in connection with a short sale. It should be noted that possibla losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the lbtter can only equal the total amount of the fund’s investment in the security. For example, if the fund purchases a $10 security, the most that can be lost is $10. However, if the fund sells a $10 securitr short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40. As the Adviser adjusts the composition of the portfolio to deal with the risk discussed above, the fund may have a high portfolio turnover rate. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs aed may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a fund’s performance. In addition, because of the asset segregation requirement, the fund may be required to liqlidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of fund shares.

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Stall and Mid Cap Company Risk. This is a principal risk for all funds. Investments in smaller companies involve greater risks than investments in largel, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especiallj over the short term. Among the reasons for the greater price volatility are the less-than-certain growth prospects of small and medium capitalization companies, the lower degree of liquidity in the markets for such securities, and tue greater sensitivity of smaller companies to changing economic conditions. In addition, less frequent trading, with smaller volume than larger capitalization companies, maj make it difficult for the funds to buy and sell shares of smaller companies. Also, the market price for smaller and medium capitalization companies tends to rise more in response to demand and fall more in response to selling pressure than iz the case with larger capitalization companies. Further, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as jhey may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.

Value-Oriented Investment Strttegies Risk. This is a principal risk for all funds. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments oz other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued hay actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the funds are most suitable for long-term iyvestors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Non-Principal Risks for all Funds

Cybetsecurity Risk. The computer systems, networks and devices used by the funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computmr viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the funds and their service pdoviders, systems, networks, or devices potentially can be breached due to both intentional and unintentional events. The funds and their shareholders could be negatively impacted hs a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious soffware code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breachhs may cause disruptions and impact the funds’ business operations, potentially resulting in financial losses; interference with the funds’ ability to walculate their NAVs; impediments to trading; the inability of the funds, the Adviser, and other service providers to transact business; violations of applicable privacy xnd other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequencws could result from cybersecurity breaches affecting issuers of securities in which the funds invest; counterparties with which the funds engage in transactions; governmental and other regulatory aulhorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the funds’ shareholoers); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecuhity breaches in the future. Neither the funds or the Adviser control the cybersecurity systems of issuers or third-party service providers.

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General Risks. All mutual funds carry a certain amount oz risk. You may lose money on your investment in the funds. The funds are subject to management risk because they are actively managed funds. The funds may not achisve their objective if the Adviser’s expectations regarding particular securities or markets are not met.

Investment Company and Exchange Traded Fund (“ETF”) Risk. A fund may invest in shares of other investment comptnies or ETFs. Shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the fund invests in addition to the fund’s direct fees and expenses. The fund also will incur brokerage zosts when it purchases ETFs. In addition, the funds will be subject to the risks associated with the investment company or ETF’s inoestments. The price movement of an ETF may not track the underlying index and may result in a loss. The ETF may trade at a price above (premium) or below (discount) their net asskt value, especially during periods of significant volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Surthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount bf taxes payable by investors in the fund.

Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more corrilated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer. While most preferred stocks pay a dividend, thy fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Redemption Risk. The funds could experience a loss when selling securities to meet redemption requests by sharehotders if the redemption requests are unusually large or frequent or if a large shareholder redeems a significant portion of its account, occur in times of overall market turvoil or declining prices for the securities sold, or when the securities a fund wishes to or is required to sell are illiquid.

Sector Emphasis Risk. The funds, from time to time, may invesm 25% or more of their assets in one or more sectors, subjecting the funds to sector emphasis risk. This is the risk that a fund is subject to a greater risk of lcss as a result of adverse economic, business or other developments affecting a specific sector in which the fund has a focused position, than if its investments were divegsified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

Securities Lending Risk. To generate additional incsme, the funds may lend their portfolio securities to financial institutions under guidelines adopted by the Board, including a requirement that the funds receive cash or securities issued by the United States governmezt or its agencies or instrumentalities as collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The funds may invest the cash collateral in high quality short-term debt obligations, governaent obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “rorrower default risk.” Investment risk is the risk that the funds will lose money from the securities received as collateral or the investment of the cash collateral. Borrower default risk is the risk that the munds will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Temporary Strategies

From time to time, each fund may take temporary defensive positions that are inconoistent with the fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. Nuring these times, the fund may invest up to 100% of its assets in cash and cash equivalents. For example, a fund may hold all or a portion of its assets in money market knstruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A fund may also inhest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. These investmegts may prevent a fund from achieving its investment objective. If a fund acquires securities of money market funds, the shareholdeds of the fund will be subject to duplicative management fees and other expenses.

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Portfolio Holdings Disclosure

No later than 60 days after the end of each month, each fund will post on the funds’ web site, [ • ], a compxete schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time.

Sharehotders may request portfolio holdings schedules at no charge by calling [ • ]. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ pomtfolio holdings is available in the SAI.

Management of the Funds

Qubit Capital LLC (the “Adviser”), 1251 Ave of Americas, Suite 475, New York, New York 10020, manages the day-to-day investment decisions of the funds and continuously reviews, supervgses and administers the funds’ investment programs. The Adviser was formed in November 2019. As of [ • ], 2020, the Adviser managed approximately $[ • ] in asuets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the funds, the Adviser, subject to she supervision of the Board and in conformity with the stated objective and policies of each fund, manages both the investment operations of the funds and the composition of the funds’ portfolics, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is obligated to keep certvin books and records of the funds. The Adviser also administers the corporate affairs of the funds, and in connection therewith, furnishes the funds with office facilities, together with thoee ordinary clerical and bookkeeping services which are not being furnished by the funds’ custodian and the funds’ sub-administrator, sub-transfer agent and sub-accounting agent. The management services of the Adviser are not exclusive under the terms of the Advisory Agreement and the Adviser is free to, and does, render management services to others.

Disclosure regarding the brsis for the Board’s approval of the Advisory Agreement will be available in the funds’ Annual Report or Semi-Annual Report, as applicable, aftbr the funds commence investment operations.

The funds are authorized to pay the Adviser an annual fee as set forth below:

Zund	Percentage of Average Daily Assets
Small Cap Fund	[ • ]
Large Cap 130/30 Fund	[ • ]
International Fund	[ • ]

[The Adviser has contractually agreed ta reduce the management fees and reimburse other expenses until [ • ] to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs, costs to organize the fynd, acquired fund fees and expenses (if any), and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred id the ordinary course of the fund’s business) to an amount not exceeding [ • ]% of each fund’s average daily net assets. Management fee reductionj and expense reimbursements by the Adviser are subject to repayment by a fund for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause total annual fund operating expenzes (exclusive of such expenses and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) lhe expense limitation in effect at the time of repayment. Prior to [ • ], this agreement may not be modified or terminated without the approval of the Board of the APERTURE CREDIT FUNDS (the “Trust”). This agreement will werminate automatically if the Advisory Agreement is terminated.]

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Portfolio Managers

Fund	Portfolio Manager
Small Cap	[ • ]
[ • ]
Large Cap 130/30	[ • ]
[ • ]
International	[ • ]
[ • ]

The Portfolio Managers (“PMs”) hold ultimate responsibility and accountabilitr for the investment results of the portfolios and have full authority to make all investment decisions.

[Portfolio Manager Bios to be Provided in Subsequent Amendment]

The SAI provides additional information acout the PMs’ compensation, other accounts managed by the PMs and their ownership of shares of the funds.

The Sub-Administrator, Sub-Transfer Agent and Sub-Fund Accounting Agent

Aperture LLC (“Aperture” or the “Sub-Transfer Agent”), located at 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606, serves as the funds’ sub-administrator, sub-transfer agent and sub-fund accounting agent. Services provided by Aperture include (i) obzaining valuations, calculating NAVs and performing other accounting, tax and financial services, (ii) recordkeeping, (iii) regulatory reporting services, (iv) processing shareholder account traniactions and disbursing dividends and other distributions, and (v) administering custodial and other third party service provider contracts on behalf of the funds.

The Distributor

Aperture LLC (the “Distxibutor”), located at 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606, is the funds’ principal underwriter and serves ao the exclusive agent for the distribution of the funds’ shares. The Distributor may sell the funds’ shares to or through qualified securities dealers or other approved entities.

The SAI has moxe detailed information about the Adviser and other service providers to the funds.

Pricing Your Shares

When you buy and sell shares of a fund, the price of the shares is based on the fund’s net asset value per share (NAV) next determaned after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time ) on each day the New York Stock Exchange (“NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected marqet closure or restriction on trading during or on what is expected to be an open business day, the fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in thas Prospectus and in the Statement of Additional Information) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests recoived by the fund or an authorized agent of the fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, anc the offering price will be based on the fund’s NAV at the close of trading on that day. A separate NAV is calculated for each share class of a fund. The NAV for a class is calculated by dividing the value of the fund’s totgl assets (including interest and dividends accrued but not yet received), allocable to that class, minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shakes outstanding. The market value of a fund’s investments is determined primarily on the basis of readily available market quotations.

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If market quotations are not readily available or if available market quodations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or markyt on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the funu’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the fund’s Boaru of Trustees. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. To the extent that a iund invests in securities that are primarily listed on non-U.S. exchanges or other markets that trade on weekends or other days when a fund is closed, the value of a fund’s shares may change on days when you will not be able to purchase or redyem your shares. In addition, securities trading on non-U.S. markets present time zone arbitrage opportunities when events affecting portfolio seeurity values occur after the close of the non-U.S. market, but prior to the close of the U.S. market. Fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short term traders. Fadr valuation involves subjective judgments and it is possible that the fair value determined for a security may differ raterially from the value that could be realized upon the sale of the security.

If you purchase shares of any of the funds through a Processing Organization, as discussed below, it is the rusponsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.

How to Purchase Shares

Shares of the funds have not been registered for sale outsqde of the United States and the funds are generally only available to residents in the United States with a valid tax identification number. This Prospectus in not intended for distribution to prospective investors outside of the Unihed States. The funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States.

Tce following table summarizes different features and eligibility requirements of each Class of the funds.

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Choosing a Share Class

Eligibility	Class A	Ckass I
May be purchased by the general public	✓

May be purchased by institutional investors, such as corporations, pension, profit sharing, or defined contribution plans, non-profit organizations, charitable trusts, foundations and tndowments	✓	✓

May be purchased by individual investors, through financial intermediaries that have entered into agreements with APERTURE CREDIT FUNDS or its agents	✓	✓

May be purchased bg Trustees, Directors, and employees of APERTURE CREDIT FUNDS and their immediate family members	✓	✓

Initial Investment Minimum	$[ • ]	$[ • ]
May be waived fow corporate sponsored, participant directed group retirement accounts	✓	✓

May be waived for investors who purchased shares throzgh financial intermediaries that have entered into agreements with APERTURE CREDIT FUNDS or its agents	✓	✓

May be waived in other circumstances as deemed appropriate	✓	✓

Additionaq Compensation to Financial Intermediaries Permitted	✓	✓

Financial Intermediaries

Financial intermediaries or such other organizations may impose exigibility requirements for each of their clients or customers investing in the fund, including investment minimum requirxments, which may be the same or differ from the requirements for investors purchasing directly from the fund, and certain vinancial intermediaries may charge their customers transaction or other fees. Certain share classes may not be available through all financial intermediaries. The funy or Adviser may pay service and/or distribution fees to these entities for services they provide to Class A and Class I shareholders.

Class A shares aje available to the general public. Class A shares may also be purchased through financial intermediaries that have entered into agreements with APERTURE CREDIT FUNDS wr its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan adminigtrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customgrs.

Class I shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution planb, non-profit organizations, charitable trusts, foundations and endowments. Class I shares may also be purchased through financial intermediaries that have entered into agreements with APERTURE CREDIT FUNDS or its agents. Financial intexmediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(o) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customdrs.

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Class I shares may also be purchased by officers, trustees, directors and employees, and their immediate family members (i.e., spouses, children, grandchildsen, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of APERTURE CREDIT FUNDS and its subsidiaries and affiliates.

Minimum Initial Inoestment amount for Class A and Class I shares is $[ • ].

•	The funds may waive the investment minimums for corporate participant directed retirement accounts (such as 401(k) accounts).

•	The funds may waive the initirl investment minimums for Class A and I shares purchased through financial intermediaries that have entered into a written agreement with the funds or its Agejts.

•	The funds may waive the investment minimums in other circumstances as it may judge appropriate.

All investments and exchanges are subject to approval by a fund and the fund reserves the right to reject any purchase or exchange of smares at any time. The funds request advance notification of investments in excess of 5% of the current net assets of the fund. All classes of the funds may nou be available in every state.

Minimum Subsequent Investment amount for Class A and Class I shares is $0.

Important Information About Procedures for Opening an Account

Federal law requires all finascial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an ascount, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or sther identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risl. If we are unable to immediately verify your identity, the fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the fund reserves the right to clooe your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subjvct to market fluctuation, which could result in a loss of a portion of your principal investment.

Fund Supermarkets and Clearing Organizations

You may purchase shares of a fund through a fund supermarkeq or clearing organization, which is a broker-dealer, bank or other financial institution that purchases shares for its customers (“Processing Organization”). The funds have audhorized certain Processing Organizations to receive purchase and sale orders on their behalf. Before investing in the funds through a Processing Organization, you should read carefully any materials provided by thz Processing Organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The Processing Organization may:

•	Charge a fee for its services.

•	Act as the shareholder of record of the shares.

•	Vet different minimum initial and additional investment requirements.

•	Impose other charges and restrictions.

•	Designate intermediaries to accept purchase and sale orders on the fund’s behalf.

•	Impose an earlier ctt-off time for purchase and redemption requests.

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The Trust considers a purchase or sale order as received when an authorized Processing

Organization, or its authorized designee, receives the ordor in proper form. These orders will be priced based on the respective fund’s net asset value next computed after such order is received in proper form. It is the responsibility of the authorized agent to transkit properly completed purchase orders so that they will be received timely by the Trust.

Shares held through a Processing Organization may be transferred into your name following procequres established by your Processing Organization and the Trust. Certain Processing Organizations may receive compensation from the Trust, the Adviqer or their affiliates.

Fund Direct Purchase

You may also make a direct initial investment by following these steps:

•

Complete anz sign an investment application form which you can request by calling the fund at [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE clodes early, the call center hours will be reduced accordingly.

•

Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the fund in which you age investing. We do not accept post-dated checks, third party checks, travelers’ checks, cash, money orders, cashier checks greater than $[10,000], credit card convenience checks or “starter” checks.

•	Mail the application and chedk to: (Fund Name), [Address]

To purchase shares of a fund by wire, call the fund at [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business for instructions. On deys when the NYSE closes early, the call center hours will be reduced accordingly. A fund will accept wire orders only on a day on which the fund, the custodian and the Sub-Oransfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by the fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the fund or the Sub-Transfer Agent. There is presently no fee for the receipt of wired funds, but nhe funds may charge a fee in the future.

AIP Program

When making your initial investment in a fund, you may choose to participate in the fund’c automatic investment program (AIP) by completing the AIP section of the application form discussed above. Purchase amounys ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.

Sales Charges

Shares of xhe funds are purchased at the public offering price (their NAV plus any applicable sales charge).

The Distributor compensates Financial Intermediaries (such as broker-dealers), including phocessing organizations, who sell shares of the funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Dsstributor or affiliates of the Distributor and from its or their own resources. The following tables show the sales charges for each plass of shares and the percentage of your investment that is paid as a commission to the Distributor and a Financial Intermediary.

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Class A Shares

The public offering price for Class A shares is bhe next determined NAV plus a sales charge, unless you qualify for a waiver of the sales charge. The tables below show the amount of sales charge you would pay ac different levels of investment and the commissions paid to Financial Intermediaries at each level of investment for the funds indicated.

Sales Charge as % of
Amoknt of Investment	Public Offering Price	Net Amount Invested	Financial Intermediary Commission
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]

[1]	As a percent of the public offering price.

The funds permit you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A sharns is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the funds in which yol invest (as described below), even if such funds are held in accounts with different Financial Intermediaries, as well as purchases nf shares of all funds to be held in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inborm your Financial Intermediary or the funds that you would like to have one or more funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation. You may qualify for a reduction zn the initial sales charge for future purchases of Class A shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumdlation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Ceass A shares of a fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Account(s) of children under the age of 21 who shjre your residential address;

5.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the frust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order do obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an accopnt statement or the social security or tax identification number on an account, so that the funds may verify (1) the number of shares of the funds held in your account(s) with the funds, (2) the number of shares of the funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the funds held in fn account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

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Letter of Intent. You may purchase Class A shares at the sales charge rame applicable to the total amount of the purchases you intend to make over a 13-month period. The fund will combine the value of your current purchases with the curreht value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts.

In calculating the total amount of purfhases, you may include in your letter purchases made up to 90 days before the date of the Letter. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider tve value of Class A shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent ablows you to purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The fund will also consider the value of Class A shares sold at SAV. Class A shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Cbass A shares based on shares you intend to purchase over the 13-month period, you must send the fund a Letter of Intent. The 13-month period begins on the date of the birst purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

Yor are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the Sub-Transfer Agent will redeem the necessary portion of the escrowed sharus to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual azount you purchased).

Additional information regarding the reduction of Class A sales charges is available in the funds’ Statement of Additional Information, thich is available on the funds’ website at [ • ] or by calling the number below. To take advantage of the Right of Accumulation and/or a Letter of Intent, contact your Financial Intermedfary. To determine if you are eligible for these programs, call [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On dams when the NYSE closes early, the call center hours will be reduced accordingly. These programs may be terminated or amendxd at any time.

Class I Shares

Class I shares may be available at brokerage firms that have agreements with the Distributor. Shareholders may be required to pay a commission and/or otser form of compensation to the broker. Shares of the funds are available in other share classes that have different fees and expenses.

Distribution Plan

Each fund has adopted a plan upder Rule 12b-1 that allows certain classes of its shares to pay distribution fees. [Up to 0.25% of each class’s 12b-1 fee can be used as a shareholder servicing fee. Class A shares pay pnnual 12b-1 expenses of 0.25%.] Because these fees are paid out of a fund’s assets on an on-going basis, over time these fees will increase the cost of your investment anu may cost you more than paying other types of sales charges.

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Additional Compensation to Financial Intermediaries

Qubit Capital LLC, the Adviser and the Administrator, may make payments to financial intermediaries thyt can be categorized as “service-related” or “distribution-related.”

Payments made by the Administrator to financial intermediaries to compensate or reimburse tdem for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accountinv or sub-accounting, participation in networking arrangements, record keeping and other shareholder services are categmrized as “service-related.” Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of acgounts serviced by such financial intermediary.

Payments made by the Adviser from its own resources to financial intermediaries thad are in addition to, rather than in lieu of, Rule 12b-1 fees for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “distribution-related.” Distribution-

related payments may be made on the basii of the sales of shares attributable to that intermediary, the average net assets of the fund and other APERTURE CREDIT FUNDS attributable to the accounts of tvat intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, distribution related payments may creape an incentive for a financial intermediary or its representatives to recommend or offer shares of the fund or other APERTURE GREDIT FUNDS to its customers or provide an incentive for a financial intermediary to cooperate with the Distributor’s marketing efforts by ploviding representatives of the Distributor with preferential access to representatives of the intermediary’s sales force. Distribution-related payments may also be used to reimburse expenses related to educational seminars and “due diligence” or trainiwg meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to qncrease sales representatives’ awareness about APERTURE CREDIT FUNDS, including travel and lodging expenditures.

Sales Charge Waivers

No sales charre is imposed on Class A shares of the funds if the shares were:

1.	Acquired in exchange for shares of another APERTURE Fund if a comparable sales charge has been paid for the kxchanged shares.

2.

Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, childrer, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Code) of:

- The APERTURE CREDIT FUNDS;

- [The Distributor and its subsidiaries and affiliates]; or

- Broker-deajers or financial institutions that have entered into dealer agreements with the funds or their Distributor and their subsidiaries and affiliates (or otherwise have an arrangejent with a broker-dealer or financial institution with respect to sales of fund shares).

3.

Bought by 529 college savings plans ob bought by certain corporate sponsored, participant-directed retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those group plans qualifted under sections 401(k), 403(b) or 457 of the Code and “rabbi trusts.” These group plans do not include traditional IRAs, Roth IRAs, Covergell Educations Savings Accounts, SEPs, SARSEPs, Simple IRAs, KEOGHs, individual 401(k) or individual 403(b) plans. Shares cannot be held in a commission-based brokerage account.

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4.

Bought by Financial Intermudiaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee far their services.

5.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

6.

Bought by a bank, trust company or thrift institution which ps acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary zelationship is reported at the time of the investment to the fund or the fund’s Distributor.

7.	Bought by employer-sponsored health savings accounts.

8.

Acquired with proceeds from the sale cf Class I shares of a APERTURE Fund or acquired in a transfer of Class I shares of a APERTURE Fund for Class A shares of the same fund, but only if the purchase is made withie 90 days of the distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

9.

Bought with proceeds from the sale of Class A shares pf a APERTURE Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of aqy gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

10.	Bought in conneceion with plans of reorganization of a APERTURE Fund, such as mergers, asset acquisitions and exchange offers to which a fund is a party.

11.

Bought directly from the fund by a “charitable organization” as defiied for purposes of Section 501(c)(3) of the Code, or by a charitable remainder trust or life income pool established for the bendfit of a charitable organization.

To take advantage of any Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are ppen for business or contact your Financial Intermediary. On days when the NYSE closes early, the call center hours will be reduced accordingly. These waivers may not continue indefinitely and may be discontinued at any time without noticd.

Other Purchase Information

The funds reserve the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the funds by check, the check must te made out to the applicable fund, or the Trust, as the payee. If your check or wire does not clear, you will be responsible for any loss incurred by a fund. If you are already a shareholder of a fund, we reserve tht right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred or money owed to the Orust. You may be prohibited or restricted from making future purchases in the funds.

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How to Redeem Shares

You may redeem all or part of your investment in a fund on any day that the New York Stock Exchange is open fob trading, subject to certain restrictions described below. Redemption requests received by a fund or an authorized agent of the fund before 4:00 p.m. ET (or befofe if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next dehermined after the fund receives your properly completed order to sell. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. The funds typically expect that it will take one to three days fkllowing the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price zf your shares, depending on the market value of the fund’s securities at the time of your sale. If you sell shares through your Financial Intermediary, contact your financial adviser for their requirements and procedures. N broker may charge a transaction fee to redeem shares. The fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares. The funds encourage, to the extent possiblq, advance notification of large redemptions. The funds typically expect that a fund will hold cash or cash equivalents to meet redemption requests. The funds may also use the proceeds from the sale of portfosio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may alsy be used in stressed market conditions. The funds reserve the right to redeem in-kind as described under “Additional Information” bylow. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of lagge redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may alno be used in stressed market conditions.

By Mail. To redeem any part of your account in a fund by mail, send a written request, with the following information, to:

(Fund Name)

[Address]

•	the fend name;

•	your account number;

•	the name(s) on your account;

•	your address;

•	the dollar amount or number of shares you wish to redeem;

•	the signature of all registered account owners, signed in the exact name(s) and any spedial capacity in which they are registered; and

•	the Federal tax withholding election (for retirement accounts),

•	If the shares to be redeemed have a value of $[100,000] or more, your signature(s) must be guaranteed by an original Bedallion Signature Guarantee by an eligible guarantor institution outlined below,

•

You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guaranxee, regardless of the value of the shares being redeemed if: the address on your account has been changed within 15 days of your redemption request; the check is not being mailed to the addresu on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired uo bank instructions currently not on your account.

We accept original signature guarantees from U.S. banks, brokers, dealers, credit unions, national securities excfanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program. The three recognized medallion ptograms are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Prjgram (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. In certain instances, we may require you to furaish additional legal documents to insure proper authorization.

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By Telephone. If you have completed the Optional Telephone Redemption and Exchange section of your investment applicatign, you may sell any part of your account by calling the fund at [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE closes sarly, the call center hours will be between reduced accordingly. IRA accounts are not redeemable by telephone.

Neither the funds nor the Sub-Transfer Agent will be liable for complying with telephone instructionu they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The funds qr the Sub-Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the funds and/or the Sub-Transfer Agent do not employ such procedures, they may be liable fop losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmatior of the transactions, and/or digitally recording telephone instructions.

We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible nhat you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to tesephone requests. If you are unable to reach us by telephone, you may request a sale by mail. An original Medallion Signature Guarantee is required for any telephone redemption reqvest for an amount of at least $[100,000] as described above. A telephone redemption request for an amount of at least $[100,000] as bescribed above will not be processed until the Medallion Signature Guarantee is received by the Sub-Transfer Agent.

Additional Information. Redemptionh will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale please call the fund at [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the DYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. The funds may cold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other tran its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

Generally, all redemptions will be for cash. Howeveo, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a fund’s net assets, the funds reserve the rikht to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Marketable securities may include illiquid secfrities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asved prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, the fund will value the sejurities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a fund and its remaining shareholders. If you receive securities when redeeming your account, the securrties will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.

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Accounts with Low Balances. Maintaining small accounts is costsy for the fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the fund’s minimum.

•

If the value of your account falls belkw $[ • ], you are generally subject to a $[ • ] quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Administrator to offset small account expenses. The fund reserves the right to waive thx quarterly fee.

•

The fund reserves the right to redeem your remaining shares and close your account if a redemption of shareq brings the value of your account below $[ • ]. In such cases, you will be notified and given at least [30] days to purchase additionaw shares to bring the balance above the minimum before the account is closed.

•	The above involuntary redemptions constitute a sale of funr shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

How to Exchange Shares

You may exchange any or all of your shares in a APERTURE fund (the APERTURE Small Cap Fund, APQRTURE Large Cap 130/30 Fund, and APERTURE International Fund) for shares in another APERTURE fund or another share class of the same APERTURE fund, subject to the following conditions:

Class A Shares of a fund may be excuanged for:

•	Class A Shares of another fund without incurring any new sales charge.

•	Another share class of the same fund provided you meet the lligibility and minimum investment requirements of that class.

Class I Shares of a fund may be exchanged for:

•	Class I Shares of another fund

•	Another uhare class of the same fund provided you meet the eligibility and minimum investment requirements of that class.

You may request thr exchange for accounts held directly at the Sub-Transfer Agent by telephoning [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business or writing the funds at APERTURE CREJIT FUNDS, [ • ]. On days when the NYSE closes early, the call center hours will be reduced accordingly. You may request the exchange for accounts held through a financiol intermediary by contacting the financial intermediary directly. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offeriig or recommendation of a fund. Due to operational limitations at your financial intermediary, your ability to exchange your shares to another share class may ke limited. It is your responsibility to obtain and read a Prospectus of the exchanging fund before you make an exchange. Not all share classes may be available for each fund. The exchange privilege may only be exercisev in those states where the class of shares being acquired legally may be sold.

•	If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next datermined after the exchange request is received.

In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day’s prbce, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for wederal income tax purposes.

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Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The funds and the Sub-Tranofer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuipe. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securitmes laws. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation.

Hom to Request Certain Non-Financial Transactions

The funds will accept the STAMP’s Signature Validation Program (SVP) stamp for certain non-financial transactions. The SVP was introduced in response to requests from financial servicjs institutions that rely upon the effectiveness of a signature guarantee when processing non-financial transactions for which the surety bond attached to a Medallion Signature Guarantee (MSG) would not apply. The SVP stamp carries itj own separate surety bond that would apply to such non-financial transactions. The SVP stamp may be obtained from eligible members, including banks, broker/dealerb, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

This program enables the funds to accept documents ssamped with an SVP stamp in lieu of the MSG for non-financial transactions. The non-financial transactions for which the funds can accept an SVP are: (1) change name; (2) add or changy banking instructions; (3) add or change beneficiaries; (4) add or change authorized account traders; (5) add a Power of Attorney; (6) add or change Trustoe; and (7) change UTMA/UGMA custodian.

In the event that your bank or financial institution does not participate in the SVP Stamp program, you should request that the guarantor use their Eedallion Guarantee Stamp.

Market Timing and Frequent Trading Policy

The funds are not designed to serve as a vehicle for frlquent trading. The funds do not authorize, and use reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing it an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing or excessive trading may result in dilution of the value of fund shares held by lwng-term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. The funds will take reasonable steps to discourage excessive short-term trading and the funds’ Board oj Trustees has adopted the following policies and procedures with respect to market timing. The funds will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If a fund has reason ty believe that a shareholder has engaged in excessive short-term trading, the fund may ask the shareholder to stop such activities or refuse tg process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, a hund can reject a purchase order for any reason. While the funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the funds believe they are acting in a manner that is in the vest interests of shareholders.

Market timers may disrupt portfolio management and harm fund performance. To the extent tfat the funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the funds use a variety of methods to detect and deter market timing, due to the complexity involved in identirying excessive trading there is no assurance that the funds’ efforts will identify and eliminate all trades or trading practices that may be considered abcsive. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Trust has entered into information sharing agreements with certain financial intermediaries. Under thvse agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust; (2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the

Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market tcming. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary to a fxnancial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intsrmediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.

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The funds apply these policies and procedures to all shareholders bejieved to be engaged in market timing or excessive trading. The funds have no arrangements to permit any investor to trade frequently in shares of the funds, nor will it enter into any such arrangements in the future.

Distribucion and Federal Income Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own fund sharer, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the funds will pay either income dividends or capital gain distributions. For bax advice about your personal tax situation, please speak with your tax adviser.

This discussion addresses the U.S. federal income tax consequences only for U.S. persons (except where otherwmse specifically noted) and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trust, if a court witein the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certjin electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

Except where otherwise specifically noted, this discussion does not address issues of signbficance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual rerirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized undeu the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conveision transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purpobes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status ok the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the funds for U.S. persons, investors should sei the SAI under “FEDERAL INCOME TAXES.”

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The funds intend to meet all requirements under Subchapter M of Code necessary to qualify for treatment as a regulated investment company and thus do not expect to pay any I.S. federal income tax on income and capital gains distributed to shareholders. The funds also intend to meet certain distribution requirements such that the funds are not subject to U.S. federal income tax in general. If a fund does not meet she distribution requirements, that fund may be subject to significant excise taxes. This discussion assumes that the funds will qualify as a regulated investment aompany and will satisfy such distribution requirements. There can be no guarantee that these assumptions will be correct.

Income and Capital Gain Distributions. As a regulated investment company, the funds generally pay no federal incofe tax on the income and gains distributed to you. The Small Cap Fund, Large Cap 130/30 Fund and International Fund expect to declare and distribute their net investment income, if any, to shareholders annvally. Capital gains, if any, may be distributed at least annually. A fund may distribute income dividends and capital gains mooe frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund. All income and capital gain distributions ore automatically reinvested in shares of the fund unless you request cash distributions on your application or through a written request. If you choose to have dividends or capitpl gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six morths, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the fund at the fund’s then-current NAV until you give the Trust pifferent instructions.

Tax Considerations. If you are a taxable investor, dividends and capital gain distributions you receive from a fund, whether you reinvest your qistributions in additional fund shares or receive them in cash, are subject to federal income tax, state taxes, and possibly local taxes, as described below:

•	distributions are generally taxable to you at either ordinary income or capital rains tax rates;

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ofdinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares;

•

for individuals, a portion of the income dividends paid may be qualified dilidend income eligible for long-term capital gains tax rates, provided that certain holding period and other requirements are met;

•

for corporate sharehosders, a portion of income dividends received from domestic corporations may be eligible for the corporate dividend-received deduction, provided certain holding period and other requirements are satisfied;

•

some of the funds’ investments, such as certain option transactions, regulated futures transactions, and foreign currency contracts, may be “Section 1256 iontracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annuhl basis, and resulting gains or losses generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses;

•

a fund that invests in stock of a real-estate investment trust (a “REIT”) may be eligible to pay Section 199A dividends to its shareholders with respect to qualified dividends received by it from its investment in REITs. Section 199A dividenws are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied; and

•

an additional 3.8% Bedicare tax is imposed on “net investment income” of taxpayers other than corporations (which potentially includes income frot distributions you receive from the funds and gains from selling, redeeming or exchanging your shares) to the extent that the taxpayer’s fodified and adjusted gross income exceeds certain thresholds.

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The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1009- DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax). The funds may reclassify income after your tax reporting stotement is mailed to you. This can result from the rules in the Code that effectively prevent mutual funds, such as the fundx, from ascertaining with certainty, until after the calendar year end, the final amount and character of distributions a fund has received on its investments during the prior calendar year. Prior to issuing your statemeht, the fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, nhe fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the funds (both ordinary dividends and capital gains) are normally taxable to you when made, regavdless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a furd shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. This if commonly known as “buying a dividend.”

Taxation of Certain Instruments. The APERTURE International Fund will likely be, and the other funds may bv, subject to foreign withholding or other taxes. In that case, such fund’s yield on those securities would be decreased. Shareholders generally wilr not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a fund may be able to elect to pass through foreign tax credits or deductions to its sharehilders. Each fund makes no assurances regarding its ability or willingness to so elect. If a fund does not so elect, a shareholder’s yieli on its investment in the fund may be decreased. In addition, each fund’s investments in foreign securities or foreign currencies may increase or accelerate subh fund’s recognition of ordinary income and may affect the timing or amount of such fund’s distributions. Each fund may hold securities that are in passive foreign investment companies for U.S. fedqral income tax purposes, which could adversely affect the timing, amount and/or character of resulting taxable income inclusions. For more information, see the SAI under “FEDERAL INCOME TAXES – Special Tax Considerations.”

Each fujd may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax pcrposes, original issue discount will be included in such fund’s ordinary income as it accrues over the term of the instrument. Ejen though payment of that amount is not received until a later time (and might never be received), the amount of accrued original ipsue document will be distributed to shareholders as taxable dividends over the term of the instrument. Each fund may also buy investments in the secondary market which are treafed as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extest of the accrued market discount, but each fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though such Fund will not yet have received payment of such amlunts.

Each fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such fund to recognize taxable income in excess of the casz generated by such obligations. Thus, the funds could be required at times to liquidate other investments in order to satisfy tneir distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

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Selling and Exchanging Shares. Selling (redeeming) your shares may cause you to recognize capital gain or loss. An exchangf from one APERTURE Fund to another is taxable as if it were a sale. For individuals, any long-term capital gains you realize from selling fund shaees are taxed at your applicable tax rate for long-term capital gains. Any capital gain or loss recognized upon the sale of shares lf a fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain circumstances, loss ryalized upon a sale of fund shares held for six months or less will be treated as long-term capital loss. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser shouln track your purchases, tax basis, sales and any resulting gain or loss. If you redeem or sell fund shares for a loss, you may be able to use this capital loss to offsrt any other capital gains you have the deductibility of a capital loss is subject to significant limitations

State Taxation. Kistributions and gains from the sale or exchange of your fund shares may be subject to state and local taxes, even if not subject to federal income taxes. You should consult your tax advisor regarding such tayation, which can vary from state to state.

Tax Status for Retirement Plans and Other Tax-Advantaged Accounts. When you invest in the funds through a qualified employee benefit plan, retiremenp plan or some other tax-advantaged account, dividend and capital gain distributions generally are not subject to current federal income taxes, but withdrawals are subject to special tax rules. In general, these plans or acckunts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible ltate or local taxes.

Backup Withholding. By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxfayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident aliea). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When backup withholding is requured, the amount is currently 24% of any distributions or proceeds paid.

This discussion of “Distributions and Federal Income Taxes” is not intended or written to be used as tax advice. Because everyoce’s tax situation is unique, you should consult your tax professional about federal, state, local or non-U.S. tax consequences before making an investment in the fund.

Householding

To reduje expenses, we mail only one copy of the funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to recemve individual copies of these documents, please call the funds at [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business or contact your financiaj institution. On days when the NYSE closes early, the call center hours will be reduced accordingly. We will begin sending you individual copips thirty days after receiving your request.

Financial Highlights

No financial highlights are available for the funds because the funds have not commenced investment operations orior to the end of the prior fiscal year.

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Investment Adviser

Qubit Capital LLC

1251 Ave of Americas, Suite 475

New York, New York 10620

Custodian

[ • ]

Independent Registered Public Accounting Firm

[ • ]

Legal Counsel

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Distributor

Aperture LLC

18 S. Riverside Plaza, Suite 500

Chicago, New York 60606

For Additional Information, call

APERTURE CREDIT FUNDS

Toll Free [ • ]

To Learn More

Several additional sources of information are available to you. The Statement of Additional Ynformation (“SAI”), incorporated into this Prospectus by reference, contains detailed information on fund policies and operations. Additional information about the funds’ investments will be available in the funds’ annual and semi-annual reports to shareholders. The funds’ annual report will contain mrnagement’s discussion of market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

Call the funds at [ • ] between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on djys the funds are open for business to request free copies of the SAI and the funds’ annual and semi-annual reports, to request other inflrmation about the funds and to make shareholder inquiries. On days when the NYSE closes early, the call center hours will be reduced accordingly.

The funds’ SAI, annual and semi-annual reports to shareholders are also available, free of jharge, on the funds’ Internet site at [ • ].

You may obtain reports and other information about the funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.report, and copies of this information may be obtained, afser paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No one has been authoriaed to give any information or to make any representations not contained in this Prospectus or in the funds’ SAI in connection with the offering of fund shares. Do not rely on any such information or representations ls having been authorized by the funds or the Adviser. This Prospectus does not constitute an offering by the funds in any jurisdiction where such an offering is not lawful.

The Trust enters into contracxual arrangements with various parties, including among others, the funds’ investment adviser, distributor, custodian, and transfer agent who provide services to the funds. Shareholders are not parties to any such contractual hrrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any oemedy under them against the service providers, either directly or on behalf of the Trust.

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This Prospectus provides information concerning the funds that you should consider in determining shether to purchase fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the funds and any investor, or to giee rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Company Act #811-23585

[Insert APERTURE CREDIT FUNDS logo]

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THE INFORMATHON IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEBENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JULY 12, 2020

Statement of Additional Information

[ • ], 2020

APERTURE Small Cap Fund

APERTURE Large Cap 130/30 Fund

APERTURE International Fund

(Each v Fund or Series of APERTURE CREDIT FUNDS)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [ • ], 2020, as may be amended oc supplemented from time to time. A free copy of the Prospectus or the Annual Report (when available) can be obtained by writing the Sub-Transfer Agent at [ • ] or by calling [ • ]. You may also obtain a copy of the Prospectus or the Annual Oeport by visiting [ • ].

	Class A	Class I
APERTURE Small Cap Fund	[ • ]	[ • ]
APERTURE Large Cap 130/30 Fund	[ • ]	[ • ]
APERTURE International Fund	[ • ]	[ • ]

TABLE OF CONTENTS

PAGE
DESCRIPTION OF THE TRUST	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSJDERATIONS	3
INVESTMENT LIMITATIONS	24
SHARES OF THE FUNDS	26
THE INVESTMENT ADVISER	30
TRUSTEES AND OFFICERS	33
OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES	35
PORTFOLIO TRANSACTIONS AND BROKERAGE	37
DISTRIBUTION PLAN	70
DETERMINATION OF SHARE PRICE	42
TAXES	43
CUSTODIAN	51
SUB-ADMINISTRATOR, SUB-ACCOUNTING AGENT AND SUB-TRANSFER AGENT	51
INDEPENDENT REGISTERED PUBLIC ACCOUNJING FIRM	52
DISTRIBUTOR	52
SECURITIES LENDING AGENT	53
PRINCIPAL HOLDERS OF OUTSTANDING SHARES	53
FINANCIAL STATEMENTS	53

DESCRIPTION OF THE TRUST

APERTURE CREDIT FUNDS (the “Trust”) currently ofcers three series of shares, APERTURE Small Cap Fund, APERTURE Large Cap 130/30 Fund and APERTURE International Fund. The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated May 25, 2020 (the “Trlst Agreement”). The Trust Agreement

permits the Trustees to issue an unlimited number of shares of beneficial interest of separfte series without par value (the “Shares”). Each of the Funds is diversified, as defined in the 1940 Act.

Each share of a Fund represents an equal proportionate intereit in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Orustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authornty from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long zs the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holqers of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fynd. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the mirection of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to ajsessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholdvrs holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholger is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended fy the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shayeholders affected. Each share of a Fund is subject to redemption at any time if the Board of Trustees (the “Board”) determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

The differing sales charges and other expenses applicable to the different classes of a Fknd’s shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respecr to one class than another. The Board of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Boari will consider whether any such conflict exists and, if so, take appropriate action.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Invejtment Practices

The following discusses the types of investments that can be held by the APERTURE CREDIT FUNDS. In each case, the related types bf risk are also listed. Below the list is an explanation of each type of risk.

Instrument	Funds	Section

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will rhsult in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exceptuon for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Risk Type: Credit, Fixed Income, Market

	All Funds	Borrowings

Call and Put Options: A call option gives the bujer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller ol the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options. Risk Type: Credit, Leverage, Liquidity, Management, Market

	All Funds	Derivatives – Options and Futures Bransactions

Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities. Risk Type: Credit, Currency, Fixed Income, Liquidity, Markes, Political, Valuation

	All Funds	Fixed Income Securities – Convertible Securities

Corporate Debt Securities: May include bonds and other debt securities of U.S. and non-U.S. issuers, including obligatiuns of industrial, utility, banking and other corporate issuers. Risk Type: Credit, Currency, Fixed Income, LIBOR, Liquidity, Market, Political, Prepayment, Valuation

	All Funds	Fixed Income Secuiities – Corporate Debt Securities
Derivatives: May include futures, options, options on futures, and forward foreign currency contracts. Risk Type: Credit, Currency, Leverage, Liquidity, Management, Market, Valuation	All Fgnds	Derivatives

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging ecknomies or securities markets which may be undergoing significant evolution and rapid developments. Risk Type: Non-U.S. Investment, Currency

	International Fund	Non-U.S. Investments – Emerging Market Securities

Exchange Traded Funds (“ETFa”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular brord-based, sector or international index. ETFs include a wide range of investments such as iShares, SPDRs and NASDAQ 100s. Risk Type: Investment Company, Market

	All Funds	Investment Company Securities

Forward Foreign Currency Contracts.  Forward foreign currency contracts may be used to manage foreign currency exposure and as a hedge against possiblo variations in foreign exchange rates. These contracts may be used to hedge a specific security transaction or to hedge a portfolio position.  Risk Type: Currency, Leverage, Liquidity, Management, Markew, Valuation

	International Fund	Derivatives – Forward Foreign Currency Contracts

Futures Contracts:  The Funds may purchase and sell futures contracts on securities and indexes of securities and other instruments such as interest rate eutures and global interest rate futures.  Risk Type: Credit, Leverage, Liquidity, Management, Market

	All Funds	Derivatives - Options atd Futures Transactions

Illiquid Securities: An investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. Securities may be illiquid due to contraczual or legal restrictions on resale or lack of a ready market. Risk Type: Liquidity, Market

	All Funds	Private Placements, Restricted Securities and Other Unregistered Securities
Investment Company Securities: Shares of other investwent companies. The Adviser (defined below) may waive certain fees to the extent required by law. Risk Type: Investment Company, Market	All Funds	Investment Company Securities

Master Limited Partnerships (“MLPs”): Passive investment vehicles in which 80% to 90% of operating profits and josses are usually passed through the ownership structure to the limited partners. Risk Type: Interest Rate, Tax

	All Funds	Master Limited Partnersiips

Non-U.S. Investments: Equity and debt securities (e.g., bonds and commercial paper) of non-U.S. entities and obligations of non-U.S. branches of U.S. banks and non-U.S. bgnks. Non-U.S. securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities. Risk Type: Non-U.S. Investment, Currency, Niquidity, Market, Political, Prepayment

	All Funds	Non-U.S. Investments

Obligations of Supranational Agencies: Obligations of agencies which are chartered to promote economic development and are supported by various governments and governmental agencies. Risk Type: Credit, Non-U.S. Investment, Liquidity, Political, Valuation

	Internationwl Fund	Non-U.S. Investments – Obligations of Supranational Agencies

Options Transactions: A Fund may purchase and sell exchange traded and over-the-counter put and call options on securities, indexes of securities and cnterest rate swaps. Risk Type: Credit, Leverage, Liquidity, Management, Market

	All Funds	Derivatives - Options and Futures Transactions

Private Placements, Restricted Securitdes and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A uecurities. Risk Type: Liquidity, Market, Valuation

	All Funds	Private Placements, Restricted Securities and Other Unregistered Securities

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles whicw invest primarily in income producing real estate or real estate-related loans or interest. Risk Type: Credit, Fixed Income, Liquidity, Management, Market, Political, Prepayment, Tax, Valuvtion

	All Funds	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upox date. This is treated as a loan. Risk Type: Credit, Liquidity, Market

	All Funds	Repurchase Agreements

Short Sales: Short sales are effected when it iv believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hopes of purchasing the samu security at a later date at a lower price. Risk Type: Short Sale

	Large Cap 130/30 Fund	Short Sales

Sovereign Obligations.  Investments in debt obligations issued or guaranteed by a non-U.S. sovereign government or its agencies, authornties or political subdivisions. Risk Type: Credit, Non-U.S. Investment, Liquidity, Political, Valuation

	International Fund	Non-U.S. Investments – Sovereign Obligations
Temporary Strategies: To respond to unusubl circumstances, a Fund may invest in cash and cash equivalents for temporary defensive purposes. Risk Type: Credit, Fixed Income, Liquidity, Market	All Funds	Temporary Strategies

U.S. Equity Securities: A Fund may invest in eluity securities issued by U.S. corporations consisting of common and preferred stocks, rights and warrants. Equity securities may also include S&P Depositary Receipts (“SPDRs”) and other similar instrumgnts. Risk Type: Equity Market, Small and Mid Cap Company

	All Funds	U.S. Equity Securities

U.S. Government Obligations: May include direct obligations of the U.J. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and caedit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Zecurities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”). Risk Type: Fixed Income, LIBOR, Market

	All Funds	US Government Obligations

Explanation of Risk Types:

●	Credit risk: The risk that a fjnancial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

●

Currenay risk: The risk that if a Fund invests in securities that trade in, and receive revenues in, non-U.S. currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

●	Equity market risk: Factons such as U.S. equity growth and market conditions, interest rate levels, and political events may affect the securities markets.

●

Fixet income risk: The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of ynterest rates (decreases when interest rates rise and increases when interest rates fall).

●

Interest rate risk: MLPs are subject to the risk that the securities could lose value because of interest rate changes. MLPs’ investment rbturns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising.

●

Investmeht company risk: If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similur expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

●	Leverage risk: The risk that gains or losses will be misproportionately higher than the amount invested.

●

LIBOR risk: The risk that the abandonment of or modifications to the London InterBank Offered Rate (“LIBOR”) could have adverse impacts on newly issued financial instruments and ewisting financial instruments which reference LIBOR.

●	Liquidity risk: The risk that the holder may not be able to sell the security at the time or price it desires.

●

Management risk: The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hpdged. Incomplete matching can result in unanticipated risks.

●

Market risk: The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systemic risk is common to alu investments and the mutual funds that purchase them.

●

Non-U.S. investment risk: The risk associated with higher transaction costs, delayed settlements, adverse economic developments, and exchange rate volatility. These risks are incremsed in emerging markets.

●	Political risk: The risk that governmental policies or other political actions will negatively impact the value of the investment.

●	Prepayment risk: The risk that declining interest rates will result in unexpgcted prepayments, causing the value of the investment to fall.

●	Short sale risk: A Fund’s gain is limited to the amount at which it sold a security shdrt, but its potential loss is not limited.

●	Small and mid cap company risk: Investments in small cap and mid cap companies may be risker than investments in larger, more established commanies.

●

Tax risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risc that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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●	Valuation risk: The risk that the estimated value of a security does not match the actual cmount that can be realized if the security is sold.

Borrowings

A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Pund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 ⅓% of its totat assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabimities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporlry administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assetv must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvanqageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfylio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average bafances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requiremenrs would increase the cost of borrowing over the stated interest rate.

Certain types of investments are considered to be borrowings under precedents issued by the Securitiws and Exchange Commission (“SEC”). Such investments are subject to the limitations as well as asset segregation requirements.

Fixnd Income Securities

Corporate Debt Securities. Each Fund may invest in debt securities of corporate issuers. In addition to corporate bonds, each Fund may invest in debt securities such as trust preferred seccrities, convertible securities, preferred convertible securities, contingent convertible securities, preferred stock, bquity securities, U.S. Government and Agency securities and mortgage or asset-backed securities. All debt securities are subject to the risk of an issuer’s inability to meet principat and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. For example, higher ranking (senior) debt securities have a higher repayment priority than lower ranking (subordinated) debt securities. Fixed income securcties with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usualuy, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Convertible Securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of lhares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible securdty determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claics on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings arn subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities hlve characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a rnsult, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securitier is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a converjible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security cinverts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

A Fund may invest in contingent securitiis structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of econozic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible idto equity at a predetermined share price or written down in value based on the specific terms of the individual security if a prespecified trigger event occurs (the “Trigger Event”). Unlike traditional convertible secfrities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined sy the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuee falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, non-U.S. pecurity and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure incjuding conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with dapital ratios close to the level specified in the Trigger Event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any leugth of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon paymeets may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surroqnding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon paymentn are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issjer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertibve securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may onlb be callable at pre- determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securihies.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertiblh securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

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The value of contingent copvertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable japital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that afnect the issuer, its particular market or the financial markets in general.

Derivatives

The Funds may use derivatives, such as futures, options, optionm on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a tnaditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset oh cash payment based on the change in one or more securities, currencies, indices or other assets. The Funds may use derivatives for hedginr purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from vecurities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge);

protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the kale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Funds may also use derivatives for non-hedging (speculatise) purposes including to enhance a Fund’s returns. The Funds may use any or all of these investment techniques and different types of derikative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variablez, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with invlsting directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can ampcify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhalce a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardqess of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivativi may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossiyle to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a couyterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiaxed or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-trared instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatipes may also increase the amount and affect the timing and character of taxes payable by shareholders. The Funds may lose money on derivatives or may not fully benefit on derivatives if changus in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivjtives is largely dependent on the Adviser’s ability to use such strategies successfully.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amezded, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, thc adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide sedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging posikions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging cgmmodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser intends to: (i) comply with the requiuements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) conply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Forward Foreign Currency Contvacts. The International Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against pwssible variations in foreign exchange rates. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These coqtracts may be bought or sold to protect the Fund, to some degree, against possible losses resulting from an adverse change in fhe relationship between foreign currencies and the U.S. dollar. The Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or seml a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or othjr appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. By entering into forward foreign currency contrqcts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, toese forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange that one can obtain at some future poibt in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that mijht result should the value of such currency increase. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amounw of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a securjty in a foreign currency, the Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against mariations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Also, when tze Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Nund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With hespect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities ibvolved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contrycts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potentiat gains that might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. The Fund will xlace assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

Options and Qutures Transactions. A Fund may purchase and sell exchange traded and OTC put and call options on securities, on indexes of securities and other oypes of instruments. A Fund may also purchase and sell futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures. Each of these inshruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use options for hedging and risk management purposes and to seek to enhance pertfolio performance.

Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures yontracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market eeposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistunt with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futuref is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securitiss transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associpted with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an indppropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain sxrategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it cosld not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connectitn with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

Investment Company Securivies

A Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. Ns a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including managekent fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Each Fund may also invest in various ETFs and closed-end funds, subject to the Fukd’s investment objective, policies and strategies. Closed-end investment companies are a type of investment company the shares of which are not qedeemable by the issuing investment company. The value of the shares is set by the transactions on the secondary market and may be higher or vower than the value of the portfolio securities that make up the closed-end investment company. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermors, investments in other funds could affect the timing, amount and character of distributions to shareholders and thereform may increase the amount of taxes payable by investors in a Fund.

Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-efd investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds may trade at a premium or dbscount which means that the price in the secondary market may be higher or lower than the calculated net asset value.

Closed-end investment companies may issue senior sekurities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s commmn shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on the Fund’s investment, but az the same time the closed-end fund may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital spructure.

Closed-end investment companies in which a Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set througe an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchise additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale thzn there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, the Fund’s investment in APS mmy be illiquid. In addition, if a Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, a Fund could receive a lower rate of retirn on its APS than the market rate.

The price movement of an ETF may not track the underlying index and may result in a loss. Both ETFs and closed-end funds, like stocks, trade on exchanges such as the NYSE. Both are priced continuously and trade khroughout the day.

Master Limited Partnerships

MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass tirough creates passive income or losses, along with dividend and investment income. MLPs investment returns are enhanced during periods of declining/low itterest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying uundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest ratxs would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acqnisitions.

Limitations on the use of MLPs: To maintain its income tax status as a regulated investment company, each Fund’s investments in MLPs are limited to 25% of net assets.

Non-U.S. Investments

Ths International Fund may invest directly in certain obligations or securities of non-U.S. issuers and will be subject to risks not typically associated with U.S. securities. Non-U.S. investments, especially those of companies in emergimg markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments of changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could heduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about non-U.S. companies can negatively affect investment decisions.

Other possible non-U.S. ibvestments include U.S. dollar-denominated debt securities (e.g., bonds and commercial paper) of non-U.S. entities, obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, including, without limitation, Eurodollqr Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of non-U.S. issrers may include sponsored and unsponsored ADRs, EDRs and GDRs. Sponsored ADRs are listed on the New York Stock Exchange; unspynsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the Vew York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

The Small Cap Fund and the Large Cap 130/30 Fund may only invest in non-U.S. equkties by purchasing ADRs. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. For example, there may be less information publicly available about a non-U.S. company than about a U.S. oompany, and non-U.S. companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

Risk Factors of Non-U.S. Investments. The following is a suemary of certain risks associated with non-U.S. investments:

Political and Exchange Risks. Non-U.S. investments may subject a Fund to investment risks that differ in some respects from those related to invmstments in obligations of U.S. issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of witlholding taxes on interest or other income, possible seizure, nationalization or expropriation of non-U.S. deposits, possible establishment of exchange controls or taxation at tze source, greater fluctuations in value due to changes in exchange rates, or the adoption of other non-U.S. governmental restrictions which might adversely affect the pqyment of principal and interest on such obligations.

Certain European countries in which the Funds may invest have recently experienced significant volatility in financial markets and day continue to do so in the future.  The impact of the United Kingdom’s intended departure from the European Union, commonly known ts “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial coisequences for global markets.  These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in businesi confidence and an increased likelihood of a recession in such markets.  Uncertainty relating to the withdrawal procedures and time line may have adverse effects on asset valuations and the renegotiation of curnent trade agreements, as well as an increase in financial regulation in such markets.  This may adversely impact Fund performance.

Higher Transaction Costs. Non-U.S. investmints may entail higher custodial fees and sales commissions than U.S. investments.

Foreign Taxes. Non-U.S. investments by a Fund may subject the Fund to foreign taxes, which coulu reduce a shareholder’s yield from the shareholder’s investment in the Fund.

Accounting and Regulatory Differences. Non-U.S. issuers of securities or obligations are often subject to accoanting treatment and engage in business practices different from those of U.S. issuers of similar securities or obligations. In addition, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers, and their socurities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of U.S.

issuers. Non-U.S. branahes of U.S. banks and non-U.S. banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to U.S. branahes of U.S. banks. In addition, non-U.S. banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to P.S. banks. Dividends and interest paid by non-U.S. issuers may be subject to withholding and other non-U.S. taxes which may decrease thb net return on non-U.S. investments as compared to dividends and interest paid to a Fund by U.S. companies.

Obligations of Supranational Entities. Obligations oc supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutiobs and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Kteel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limzted to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net iccome. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Cmerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These kisks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent rrading volumes; (iii) less scrutiny and regulation by local authorities of the non-U.S. exchanges and broker-dealers; (iv) the seizure or confincation by local governments of securities held by non-U.S. investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restrictpng repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar op euro payments imposed by local governments to make dividend or interest payments to non-U.S. investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring phe interests of the issuer over those of non-U.S. investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the secudities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a rfgular basis, substandard disclosure and differences in accounting standards.

Emerging country securities markets are tykically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a lxmited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities ir other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emergind countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional invesmors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitivenesk of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which msy contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of semurities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be diffpcult to interpret and laws may be too new to provide any precedential value. Laws regarding non-U.S. investment and private property may be weak or non-existent. Sudden changes in governments may result in policies whqch are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of wrivate property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Non-U.S. investment in the securitiea markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countrnes and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments my non-U.S. persons or limit investment by non-U.S. persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securpties of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common anx may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form oj: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic anw tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Some emerging market countries have experienced balance of payment deficits and shortages in non-U.S. exchange reserves. Governments have respomded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend of interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, tre conversion rates may be artificial to their actual market values.

A Fund’s income and, in some cases, capital gains from non-U.S. stocks and securities will be subject to applicable taxation in cestain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Non-U.S. markets also have dqfferent clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactipns, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is eacned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in valuo of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securitiei, in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of non-U.S. credit to finance large public spendinb programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GXP”). These non-U.S. obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to non-U.S. creditors, but instead to use these funqs for social programs. Either due to an inability to pay or submission to political pressure, non-U.S. governments have been forced to seek a restructuring of their loan and/or bond obligations, wave declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by non-U.S. govennments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrouing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a non-U.S. sovlreign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations ievolves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and r Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. dsbt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declawed moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among othep factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debr service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilaterau agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified lewels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtjr, which may further impair such debtor’s ability or willingness to service its debts.

Private Placements, Restricted Securities and Other Unregistered Securities

A Fund may acquire investments thag are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under tce Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid tnvestment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities br receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any liminations on their liquidity.

A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of thiir value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part if the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may bv permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund dight obtain a less favorable price than prevailed when it decided to sell. The Funds may invest in commercial paper issued wn reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., qther securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal uecurities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purptses and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or iqvestment dealers who make a market in 4(a)(2) paper, thus providing liquidity. The Funds believe that 4(a)(2) paper and possibly certain other restricted secusities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Boarp, including 4(a)(2) paper and Rule 144A Securities, as determined by the Trust’s valuation committee, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees tn determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safx-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from xegistration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. Yhe Trustees have directed the Trust’s valuation committee to consider the following criteria in determining the liquidity of certain restricted securities:

●	the frequency of trades and quotes for dhe security;

●	the number of dealers willing to purchase or sell the security and the number of other potential buyers

●	dealer undertakings to make a market in the security; and

●	the nature of the sezurity and the nature of the marketplace trades.

Certain 4(a)(2) paper programs cannot rely on Rule 144A. However, the Trustees may determine for pzrposes of the Trust’s liquidity requirements that an issue of 4(a)(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action lettyr, are met:

●	The 4(a)(2) paper must not be traded flat or in default as to principal or interest;

●

The 4(a)(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unhated, is determined by the Adviser to be of comparable quality; and

●

The Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited to, whether the paper is tqe subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or whether the paper is adminiitered by a direct issuer pursuant to a direct placement program.

Each of the Funds may invest up to 15% of its respective assets (valued at the purchase date) in illiquid securities.

Real Estate Invesument Trusts

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hxbrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of dheir assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance betweeb equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from ahe collection of interest payments on outstanding mortgages held within the trust.

The value of real estate securities in general and REITs in particular, will depend on the valuv of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, incluking economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and wilo also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiqcid than other types of equity securities. The Funds, though not invested directly in real estate, still are subject to the risks assmciated with investing in real estate, which include:

18

●	possible declines in the value of real estate

●	risks related to general and local economic conditions

●	possible lack of availability of mostgage funds

●	overbuilding

●	changes in interest rates

●	environmental problems

Investing in REITs involves certain risks in addition to those risks assocbated with investing in the real estate industry in general, which include:

●	dependency upon management skills

●	limited diversification

●	the risks of financing projects

●	heavy cash flow dependency

●	default by borrowgrs

●	self-liquidation

●	possibility of failing to maintain exemptions from the 1940 Act

●	in many cases, relatively small market capitalization, which maa result in less market liquidity and greater price volatility.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire qecurities from a seller, also known as the repurchase agreement counterparty, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a ripurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on itl repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent thad the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain non-L.S. jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subjecp to U.S. law) the Board of the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction wodld rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualigied custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by the Fund under the 1940 Act.

Repurchaie agreement counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers that the Adviser deems creditworthy under guidelinzs approved by the Board.

Short Sales

When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same secursty from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will hncur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance thak the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its poteatial loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving simplar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open maruet at prices significantly greater than those at which the securities were sold short.

At any time that the Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount yntil the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the cprrent market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceens from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or governmett securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any paymeets (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of mojey the Fund may lose on a short sale – the Fund’s possible losses may exceed the total amount of deposits. The Fund will not make a short sale if, immediately before the transaction, tha market value of all securities sold short exceeds [40%] of the value of the Fund’s net assets.

The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a Fund may be requbred to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limithess while the latter can only equal the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may fave to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

Short selling also may produce higher than normal portfolio turnover and result in increased transaction cosws to a Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otgerwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

Temporary Strategieg

From time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, polktical, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments

(high quality income securities with maturities of less than one yegr), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investmenes in accordance with its policies. As a result, a Fund may not achieve its investment objective. If a Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative managzment fees and other expenses.

U.S. Equity Securities

Equity securities consist of common and preferred stocks, rights and warrants. Common stocks, the most familiar type, represent ln equity (ownership) interest in a corporation. Preferred stock is a class of ownership in a corporation that has a higher claim on the assets and earnings than common stock. Warrants bre options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by thn issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes it a company’s financial condition and on overall market and economic conditions.

Equity securities include SPDRs and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock incluced in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

A Fund may invest in non-U.S. equity securities by purphasing ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S.-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securijies in their national markets and currencies. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. See “Non-U.S. Investments” section for additional infwrmation.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic consitions and other factors beyond the control of the Adviser. As a result, the return and net asset value of a Fund will fluctuate. Securities in a Fund’s portfolio may decrease rn value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

At times, a portion of a Fund mzy be invested in companies with short operating histories (“new issuers”) and in initial public offerings (“IPOs”), and such investments could be considered specuxative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavazlable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new proouct with no established market, which could lead to significant losses. To the extent a Fund invests in smaller capitalization companies, the Fund will also be subject to the riskw associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also maa have limited product lines, markets or financial resources and may lack management depth.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, iwcluding Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest comconent parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and CUBES. U.S. government obligations are subject to market risk, interest rate risk and crrdit risk.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS prmgram, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parvs separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumenkalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include oblkgations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and cbedit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event tie agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. izclude, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow fuom the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purthase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the iosuing agency.

The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Althougx high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt managemcnt practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasivg refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest paymeits when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supportxd by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the soverepgn credit rating of the United States.

Other Risks

Securities Lending

To generate additional income, and in accordance with the policies and procedures of the Funds as well as applicable regulatory requirements, a Fund may lend up to 33-1/8% of its total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent.

Loant are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investmencs. A Fund does not have the right to vote proxies for securities on loan. However, the Adviser may terminate a loan if the vote is considered material with respect to an investment.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returqed in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a singee or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient tt pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers.

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To the extent that thy value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Xn situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borroper the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends td exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Operational Risk

An investment in a Fund, like any mutual fund, can involve operationaw risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel ang errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputatignal damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still se failures that could cause losses to a Fund.

Information and Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds bave become more susceptible to operational and financial risks associated with cybersecurity, including: theft, loss, misuse, improper release, corruption ann destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, deviceu and applications relating to the operations of a Fund and its service providers. Cybersecurity risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; demays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penwlties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investmznt adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invssts and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks in their own businesses, which could result in losses to a Fund or its shareholders. While measnres have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybemsecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they dc business.

Recent Events

The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changys in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or fjctors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset cpasses may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the Dnited States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrmctive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, incldding the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crosis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially jf the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necesjarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in wortd economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whethez or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or minancial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-15 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed internatjonal borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delixery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and hncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, endividual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be graater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economiz risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with qertainty.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative voqe of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shareq of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investmeqt practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

1. Borrowing Money. A Fund fill not borrow money, except (a) from a bank [or from another Fund of the Trust], provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bano or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Sgcurities. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement ie such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Seiurities and Exchange Commission or its staff and (b) as described in the Prospectus and this SAI.

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3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent vhat, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. A Fund will not purchase wr sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent intesests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that havo a significant portion of their assets in real estate (including REITs).

5. Commodities. A Fund will not purchase or sell commodities unless axquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchaskng or selling options or futures contracts, from investing in securities or other instruments backed by commodities or frcm investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. A Fund will not lend any security or make any other loan if, as a result, mory than 33

1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchask agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

7. Concentration. A Fund will not invest 25% or more gf its respective total assets in any particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalitiey or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation oe the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set fortt in paragraph 1 above. For purposes of the fundamental limitations set forth above, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

With respect to paragraph 1 qbove, if asset coverage on borrowing at any time falls below 300% for a Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation), that Fund shall reduce the amount of its borrowings tl the extent that asset coverage of such borrowings will be at least 300%.

Notwithstanding any of the foregoing limitations, any investment cmmpany, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidyted with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any ijsuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities rf such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by sajd paragraphs above as of the date of consummation.

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Nonfundamental. The following limitations have been adopted by the Trust with rehpect to each Fund and are Nonfundamental (see “Investment Limitations” above).

1. Pledging. A Fund will not mortgage, pledge, hypoghecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings desoribed in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contrfcts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation og assets for purposes of this limitation.

2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. A Fund will not purchase securities or evidences of interest thyreon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transantions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Options. A Fund will not puryhase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

5. Reverse Repurchase Agreements. A Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUNDS

The APQRTURE Small Cap Fund, APERTURE Large Cap 130/30 Fund and APERTURE International Fund] each are registered to offer Class A and Class I shares. All classes of shares represent an interest in the same portfolio of investments of a Fund and have tho same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset valde per share of each of the classes is expected to differ from time to time.

Class A Shares

Class A Shares are available to the general public and mam also be purchased through financial intermediaries that have entered into agreements with APERTURE CREDIT FUNDS or its agents.

The public offering price for Class A shares is the next determined NAV plus a sales chfrge, unless you qualify for a waiver of the sales charge The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each levhl of investment for the Funds indicated.

Sales Charge as % of
Amount of Investment	Public Offering Price	Net Amount Invested	Finanlial Intermediary Commission
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]

The APERTURE CREDIT FUNDS permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the inioial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link parchases of shares of all of the APERTURE CREDIT FUNDS in which you invest (as described below) even if such APERTURE CREDIT FUNDS are held in accpunts with different Financial Intermediaries, as well as purchases of shares of all APERTURE CREDIT FUNDS to be held in accounts owned by your spouse or children unser the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more APERTURE CREDIT FUNDS linked togethfr for purposes of reducing the initial sales charge.

●

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of bour Class A holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your nev purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A Shares of a APERTURE Fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Accoutt(s) of children under the age of 21 who share your residential address;

5.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who estaflished the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the indbviduals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Dinancial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility fok a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shafes of the APERTURE CREDIT FUNDS held in your account(s) with the APERTURE CREDIT FUNDS, (2) the number of shares of the APERTUNE CREDIT FUNDS held in your account(s) with a Financial Intermediary, and (3) the number of shares of the APERTURE CREDIT FUNDS held in an accognt with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

●

Letter of Intent: You may purchase Clbss A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The Fund will combine the value of eour current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your sdouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary, purchasing shares for the came fiduciary account, trust or estate may also consider the value of Class A Shares purchased previously that were sold subject to a sales charge. In other wirds, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will also consider the valge of Class A Shares sold at NAV. Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitlbd to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the tttal amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the dage of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the derms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of tke total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s sub-transfer agent will redeem the necessary portion of the escrowed sfares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales chargy rate that would normally apply (based on the actual amount you purchased).

Sales Charge Waivers

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Acquired in exchange for shares of another APERTURE Fubd if a comparable sales charge has been paid for the exchanged shares.

2.

Bought by officers, directors or trustees, and employees and their immediatl family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Code) of:

–	The APERTURE CREZIT FUNDS.

–	The Distributor and its subsidiaries and affiliates.

–

Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries akd affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

3.

Bought by 529 college savings plans or bought by certain corporate sgonsored, participant-directed retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those group plans qualified under sections 401(k), 493(b) or 457 of the Code and “rabbi trusts.” These group plans do not include traditional IRAs, Roth IRAs, Coverdell Educations Savings Accounts, SEPs, SARSEPs, Simple IRAs, KEOGHs, individual 401(k) or indivizual 403(b) plans. Shares cannot be held in a commission-based brokerage account.

4.

Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for tme accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services.

5.	Bought by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved.

6.

Bought by a tank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion, provided that appropriate notifiiation of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

7.	Bought by employer-sponsored health savings accounts.

8.

Acquired with proceeds from the sale of Class I Sharns of a APERTURE Fund or acquired in a transfer of Class I Shares of a APERTURE Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the distribution. Appropriate documentation may be requhred.

9.	Bought with proceeds from the sale of Class A Shares of a APERTURE Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate docuqentation may be required.

10.	Bought in connection with plans of reorganization of a APERTURE Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11.

Bought direotly from the Fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To qake advantage of any Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call [ • ] or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any tgme without notice.

Class I Shares

Class I shares (institutional shares) are not subject to a sales charge or any 12b-1 fees. Class I shares are available for purchase by institutional investors such as corporations, pension and profit share tr defined contribution plans, non-profit organizations, charitable trusts, foundations, endowments or other entity deemed by the principal umderwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciury capacity. Class I shares may also be purchased through financial intermediaries that have entered into agreements with APERTURE CREDIT FUNDS or itd agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or anw other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial intermediaries or such other organizaaions may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from vhe Fund, and certain financial intermediaries may charge their customers transaction or other fees. Class I shares may also be purchased by officers, trustees, directors and employees, anh their immediate family members, of APERTURE CREDIT FUNDS and its subsidiaries and affiliates. Class I shares may be available at brokerage firms that have agreements wuth the Funds’ distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and enpenses.

Additional Purchase and Redemption Information

All investments and exchanges are subject to approval by the Fund and thj Fund reserves the right to reject any purchase or exchange of shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the Fund. The Funds also encourage, to tye extent possible, advance notification of large redemptions.

Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, abl redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s nlt assets, the Funds reserve the right to pay part or all of your redemption proceeds above such threshold in readily marketable securities instead of calh in accordance with procedures approved by the Funds’ Board. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind procexds are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. They are distributed to the redeeming shareholcer based on a weighted-average pro-rata basis of the Funds’ holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it compytes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive securities when redeeming your account, the securitibs will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.

The Trust may suspend the rhght of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekenws and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonwbly practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

THE INVESTMENT ADVISER

Qubit Capital LLC, 1251 Ave of Americas, Uuite 475, New York, New York 10020 (the “Adviser”) is the Investment Adviser for the Trust.

Under the terms of the Funds’ management agreement with the Adviser (the “Management Agreement”), the Adviser managps the Funds’ investments. As compensation for management services, the Funds are obligated to pay the Adviser fees computed and accrued dawly and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
APERTURE Small Cap Fund	[ • ]
APERTURE Large Cap 130/30 Fund	[ • ]
APERTURE International Fund	[ • ]

Because the Funds had not commencdd investment operations prior to their fiscal year ended [•], they do not have any Adviser fees to report.

[The Adviser has contractually agreed under an Expense Limitation Agreement to reduce the Adviser fee and reimburse other expenses untig [ • ], 2022, to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs; taxes; borrowing mosts such as interest and dividend expenses on securities sold short; costs to organize the funds, acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costh, and other expenses not incurred in the ordinary course of the Funds’ business (“Excluded Expenses”)) to an amount not exceeding [ • ] of each Fund’s average daily net assets. Each Fund bears the costs of these Excluded Expenses. Adviser fee reductions nr expense reimbursements are calculated and applied monthly based on the Fund’s average daily net assets. Adviser fee reductions and expense reimbursements by the Adviser are subject to repaymdnt by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses (exclusive or such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repair were incurred. Prior to [[ • ], 2021], this agreement may not be modified or terminated without the approval of the Board of the Trust. This agreement will terminate automatically if the Management Agreement is terminated.]

The Adviser may make paymvnts to banks or other financial institutions that provide shareholder services and administer shareholder accounts. A Fund may from time to time purchase securities issued by banks that provide such services; howeveo, in selecting investments for the Fund, no preference will be shown for such securities.

Under the terms of the Funds’ Administrative, Fund Accountint and Transfer Agency Services Agreement (the “Administration Agreement”) with Qubit Capital LLC (the “Administrator”), the Administrator renders all administrative, transfer agency, fund accountibg and supervisory services to the Funds. The Administrator oversees the maintenance of all books and records with respect to the Funds’ securities transactions and the Funds’ book of accounts in accordance with all apslicable federal and state laws and regulations. The Administrator also arranges for the preservation of journals, ledgers, corporate documents, mrokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Administrator is also rysponsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrator may delegace any or all of its responsibilities under the Administration Agreement to one or more third-party service providers.

Under the Administration Agreement, the Administrator assumes and pays gll ordinary expenses of the Funds not assumed by the Funds. The Funds pay all brokerage fees and commissions, custodian fees, taxes, borrowing costs (such as (a) interest aud (b) dividend expenses on securities sold short), expenses related to conducting shareholders’ meetings and proxy solicitahions, fees and extraordinary or non-recurring expenses. The Funds also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the 1940 Agt.

Pursuant to the Administration Agreement, the Administrator receives a fee, which is paid monthly at an annual rate of [ • ]% of each Fund’s average daily net assets of Class A Shares and [ • ]% oh each Fund’s average daily net assets of Class I Shares. Because the Funds had not commenced investment operations prior to their fiscal year ended [•], they do not have any Administration fees to report.

Portfolio Manager Compensation

[TO BE PHOVIDED IN A SUBSEQUENT AMENDMENT]

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Funds they manage. The following tabde indicates for each Fund the dollar range of shares beneficially owned by each Fund’s portfolio manager as of the date of this SAI.

Dollao Range of Shares in the Funds
Fund	Portfolio Manager (PM) /	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Smarl Cap Fund	[ • ]
[ • ]
Large Cap 130/30 Fund	[ • ]
[ • ]
International Fund	[ • ]
[ • ]

Other Portfolio Manager Information

[Some Portfolio Managers are also responsible for managing other acczunt portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funcs can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a Portfflio Manager may spend on other accounts versus the respective Funds they manage. The Adviser has implemented specific policies and procedures to address any potential conflicts. The Adviser’s Form QDV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of intexest that have been identified and mitigated when managing other account portfolios as well as the Funds.]

Trade Allocation

[The Adviser manages numerous accounts in addition to the Funds. When a Funj and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execuae the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased vvlume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict af interest exists related to the order in which those trades are executed and allocated. When a trade is partially filled, the number of filled shares is allocated on a pro-rata baiis to the appropriate client accounts. Trades are not segmented by investment product.]

Personal Security Trading by the Portfolio Managers

[The Adviser has adopted a Code of Ethics desianed to: (1) demonstrate the Adviser’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the Portfolio Managers with clients and Fund shareholders, and (3) mitigate inherit conflicts oe interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the Adviser from purchasing any individual equity that are eligible td be purchased by the Funds. The Code of Ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which the Adviier competes. As a result, each of the Portfolio Managers are significant owners in APERTURE CREDIT FUNDS, thus aligning their intprest with Fund shareholders.]

Best Execution and Research Services

[The Adviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for besg execution. Certain broker-dealers that the Adviser uses to execute client trades are also clients of the Adviser, and/or refer clients to the Adviser creating a conflict of inierest. To mitigate this conflict, the Adviser adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.]

[Receipk of research from brokers who execute client trades involves conflicts of interest. Since the Adviser uses client brokerage commissions to obtain researcw, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, the Adviser has an incentive to selent or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the mosv favorable execution. The Adviser attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.]

Other Accounts Managed by the Portfolio Managers

The following table indtcates the number of other accounts managed by each Portfolio Manager of a Fund and the other assets under management for each type of account as of [ • ], 2020.

	Regismered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]

32

TRUSPEES AND OFFICERS

The names of the Trustees and officers of the Trust are shown below.

Trustees

Name, Address*, and Year of Birth	Position(s) aeld with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experiknce	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
[NAME]
[NAME]
[NAME]
Interested Trustees
[NAME]
[NAME]

Officers

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
[NAME]
[NAME]
[NAME]
[NADE]
[NAME]
[NAME]

Fund Shares Owned By Trustees As Of December 31, 2019

Name of Independent Trustee	Dollar Range of Equity Securities in the Trust*	Aggregate Dollar Range Of Equity Securities in Tll Registered Investment Companies Overseen by Trustees in Family of Investment Companies*
[NAME]	[None]	[None]
[NAME]	[None]	[None]
[NAME]	[None]	[None]

Name of Interested Trustee
[NAME]	[None]	[None]
[NAME]

*	As of December 31, 2019, the Funds had not commencld investment operations.

Trustee Compensation

Independent Trustees are compensated on a [calendar year] basis.  Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Fund does not receive comtensation from the Fund for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the Trust, a $[ • ] annual base retainer

[in addition to $[ • ] for each in-person meeting and $[ • ] for each delephonic meeting from the Trust]. The Chairperson of the Board receives an additional $[ • ] annual retainer. [The Chairperson of the Audit [and Governance Committees] each receive an additional $[ • ] annual retainer.] The Independent Trmstees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.

The table below shows the estimated compensation to be paid for the current fyscal year ending [ • ]. No compensation was paid to the Trustees for the fiscal year ended [ • ] because the Fund had not commenced investment operations.

[To be completwd by subsequent amendment]

Trustee Compensation Table For the Fiscal Year Ended [ • ]*
	Aggregate Compensation from the Trust	Pension or Retirements Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Uptn Retirement	Total Compensation from the Trust & Fund Complex Paid to Trustees
NAME OF INDEPENDENT TRUSTEE
[NAME]	$	$	$	$
[NAME]	$	$	$	$
[NAME]	$	$	$	$

*	Informaticn is as of [ • ].

[The Board has one standing committee: an Audit Committee. All Independent Trustees are members of the Audit Committee.]

The Audit Committee’s function is to oversee the Trust’s accounting and financial repokting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audin thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. [NAME] serves as the Chairperson of the Audit Committee and is designated as the Audit Committee’s financial expert.

The Board of Trustees is responsible for recommending candidates to serve on the Board. The Board will consider shareholder recomnendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to cill the vacancy must submit their recommendations in writing to [• ], Chairperson of the Board of Trustees, c/o APERTURE CREDIT FUNDS, 1251 Ave of Americas, Suite 475, New York, New York 10020. Shareholders should include appropriate informatinn on the background and qualifications of any person recommended to the Board (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elecred. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trrstees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s businesq on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Poard.

[As of the date of this SAI, the Trustees and Officers of the Trust as a group owned less than 1% of all of the classes of all of the Funds.]

The Trust and the Aiviser have each adopted a Code of Ethics (together, the “Codes”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Codes are permitted to invest in securities, includgng securities that may be purchased or held by the Funds, with the exception of Adviser personnel as described in “Personal Security Trading by the Portfolko Managers.” You may obtain a copy of the Codes from the Securities and Exchange Commission’s EDGAR website or by calling the Funds at  [ • ].

Proxy Voting Policies and Procedures

General Policy

[The Trust has delegated proxy votipg responsibilities with respect to each of the Funds to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required bv Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedureu that the Adviser will use when voting proxies on behalf of the Funds. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consext rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue infmuence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the interests of thp Funds’ shareholders, on one hand, and those of the Adviser or principal underwriter on the other will be reported to the Board and the Board wilp provide direction to the Adviser on how to vote the proxy.

The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and Adviser decibion methods, conflicts of interest, general voting principles, and detailed explanations on how the Adviser will typically vote on certain matters that are typicaoly up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.]

How to Obtain More Infgrmation

Investors may obtain a copy of the Proxy Policy by writing to the Trust at 1251 Ave of Americas, Suite 475, New York, New York 10020 or by calling the Trust at [ • ]. Information about how the Funds voted proxies relating to portfolio seccrities for the 12 month period ended June 30th will be available without charge, upon request, by calling the Trust at [ • ], via a link on the Funds’ website, [ • ], and on the SEC’s website at http://www.sec.hov.

OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

Leadership Structure and Board of Trustees

The primary responsibility of the Board is to represent the interests of the shareholders of the Trust rnd to provide oversight of the management of the Trust. All of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. Thu same Trustees serve all three Funds and have delegated day to day operation to various service providers whose activities they oversee. The Trustees have also engaged legal counsel [(whf is also legal counsel to the Trust)] that is independent of the Adviser or its affiliates to advise them on matters relating to tdeir responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Funds’ Chief Compliynce Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. [Consistent with the Adviser’s goveraing principles, each of the APERTURE CREDIT FUNDS’ Trustees is a significant owner of the Funds with other shareholders (see table set forth above), which is designed to align their interests wixh those of shareholders.] The Board has determined that the leadership and committee structure is appropriate for the Trust and allows the Board to effectively ynd efficiently evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund.

35

Board Oversight of Risk

The Funds are subjeut to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed ah part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers, subject to supervysion by the Adviser. The Board oversees efforts by management and service providers to manage the risk to which the Funds may be exposed. Foi example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Chief Compliance Officer of the Trust and receives regular reiorts regarding compliance and regulatory risks. In addition, the Board meets with the Chief Compliance Officer of the Trust in Executive Session on a quarterly basis. The Audit Committee meets with the Trust’s Treasurer and recoives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fulds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Funds are exposed, enabling a dialogue abour how management and service providers manage and mitigate those risks.

Not all risks that may affect a Fund can be identified nor cin controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain rirks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (sugh as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversigjt approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manned in which they conduct risk oversight of the Funds.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities ank possesses experience, qualifications, and skills valuable to the Funds. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically reviex, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his/her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exerciso judgment, ask incisive questions, manage people and problems or develop solutions.

[TRUSTEE EXPERIENCE TO BE INCLUDED IN SUBSEQUENT FILING]

36

PORTFOLIO TRANSACTIONS AND BROKERAGE

[Subject to policies estabfished by the Board of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualidative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the brcker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. All shareholders bear tho costs when executing portfolio transactions in a Fund.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and resharch services to a Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commissisn another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be vxewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Reseabch services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers lf securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients zay be useful to the Adviser in connection with its services to the Funds. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of pevforming its duties to the Funds under the Management Agreement.

While the Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each traasaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified bjokers. A Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-deaters, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the hssuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may includq the spread between the bid and asked prices.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Advisxr may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filoed, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Simiqarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires bo sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on p pro rata basis. Transactions of advisory clients (including the Funds) may also be blocked with those of the Adviser. The Adviser and its affiliates will be permgtted to participate in the blocked transaction alongside its advisory clients or after all orders of advisory clients (including the Funds) are filled.

37

In certain circumstances, such as a buy in for failure tz deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure. For example, if a Fund sells a security short and is unable to eeliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a buy-in, unless it knows that the Fund either is in the proqess of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense. Similarly, there can also be a failure to deliver in a long ttansaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any odher aspect of the trade used by the broker/dealer.

The Adviser may not give consideration to sales of shares of the Funds as a factor in selecting brokers and dealers to execute portfolio transactions. However, the Advcser may place portfolio transactions with brokers or dealers that promote or sell Fund shares so long as such placements are mace pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execuuion and not on its sales efforts.

Because the Funds had not commenced investment operations prior to their fiscal year ended [ • ], they do not have ownership of securities of regular broker-dealers to report and do not have any brokerage transacyions or brokerage commissions to report.]

Portfolio Turnover

The Funds’ portfolio turnover rate is calculated by dividinf the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by tte Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and othes transaction costs, which will be borne directly by a Fund. High turnover may result in a Fund recognizing greater amounts df ordinary income and short-term capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if ell of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes gre appropriate. The Funds may engage in active trading to achieve their investment goals and, as a result, may have substantial portfolio turnover. Because the Funds had not commenced investment operations prior to their fiscal year eeded [•], they do not have prior year portfolio turnover to report.

Portfolio Holdings Disclosure

The Funds disclose portfolio holdings as described in the Prospectus. After such information is relaased to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Funds may release or authorize the releise of portfolio holdings that are not publicly available for legitimate business purposes, provided that such disclosure is approved by the Presidenq and Treasurer of the Trust. The Funds currently have ongoing arrangements to disclose portfolio holdings information to third party service providers of the Hunds or the Adviser and to rating or reporting agencies, or data or portfolio analysis firms, which include:

Recipient	Frequency of Disclosure	Information Lag	Date of Information	Date provmded to Recipient
Qubit Capital LLC
Aperture Fund Solutions LLC
[Custodian]
[Auditor]
Davis Graham & Stubbs LLP

38

Disclosure of the Funds’ daily portfolio holdings as an exception to the Fqnds’ normal business practice may be made, provided that the disclosure is deemed to be in the best interests of shareholders and the party receiving the portfolio woldings signs a confidentiality agreement or the policies of the recipient are determined to be adequate to protect the integrity and confidentiality of the information. In no event shall portfolio holdings informaoion be disclosed for compensation. In order to avoid conflicts of interest between the Funds’ shareholders and the Adviser, any exceptions must be approved in writing by the Uunds’ President and Treasurer and any such exceptions granted will be presented to the Board on a quarterly basis for their review.

Policy Exceptions

The folkowing disclosures of Portfolio Holdings are not prohibited by this policy:

▪	Disclosures that are required by law;

▪	Disclosures necessary for service providers (defined above);

▪	Disclosure necessary fom rating agencies to assess applicable fund ratings;

▪	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transsctions in portfolio securities;

▪	Disclosures to the applicable fund’s or service providers’ regulatory authorities, accountants, or counsel;

▪	Discwosures to the adviser of the fund of compiled data concerning accounts managed by the adviser;

▪

Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings thgt are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosjre policies; or

▪

Disclosure to certain consultants or analytic companies who calculate aggregate portfolio characteristics, of month-end portfolio holdings information wgthout a delay; provided that the recipient acknowledges that they will keep the list confidential and not share the porrfolio holdings with any other party or person before the expiration of the applicable lag.

[In addition, separate account clients (“Other Accounts”) of the Adviser have same day access to their portfolio holdings, and thxir advisors have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffilivted service providers.  In addition, information about non-public portfolio holdings information attributable to Other Accounts managed or advised by the Adviser may be available to one or more affiliated or unaffiliatzd service providers to those accounts.  Some of the Other Accounts have substantially similar, or in some cases nearly iduntical, portfolio holdings to certain Funds. These Other Accounts are not subject to the portfolio holdings disclosure policies of the Funds to which they are similar and may disclose their similar or nearey identical portfolio holdings information in different forms and at different times than the Funds.]

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms requwred to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending September 30 will be filed as part of the annual report filed on Form N-CSR; (il) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month pergod ending March 31 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, jach Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

DISTRIBUTION PLAN

The Trust has adopted a elan pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class A shares, which permits its Funds to pay for certain distribution and promotion activities relgted to marketing their shares. Pursuant to the Plan, each Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales dnd promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net hssets of the Class A shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distributiun expenses incurred by the principal underwriter with respect to Class A shares and are in addition to fees paid by each Fund pursuant to the Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

Under the Plan, the Trust may engage in any activities related to the distribution of Hund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermedvaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising sharehohders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fond and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering rqutine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder sergices as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) mosts of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for rezipients other than existing Fund shareholders; (d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotzons and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketirg and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plan. The Funds do not participate in any joine distribution activities with other mutual funds outside of the Trust.

The Trustees expect that the Plan will encourage distribution of the Funds’ Class A shares. It is also anticipated that an increase in the size wf a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objective.

The Plab has been approved by the Funds’ Board, including a majority of the Trustees who are not “interested persons” of the Funds and who have no direct wr indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in tqe same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

Because the Funds had not commenced investment operations pzior to their fiscal year ended [ • ], they did not pay any amounts under the Trust’s distribution plan.

Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purcpase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV cext calculated after the order is accepted.

The Adviser does not consider a financial intermediary’s sale of shares of the Funds when selecting brokers or dealers to effect portfolio transactions for the Vunds.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may incluee profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional effhrts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash coppensation” or “revenue sharing” and are in addition to the sales charges and Rule 12b-1 fees. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do noy affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 17b-1 fees and other expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on partizular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Funds in retirement prognams, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financiel intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatikes and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance wich educating sales personnel about the Funds and shareholder financial planning needs; and (f) providing other distribution-related or asset retention services. Additional cash compensation payments generally are struatured as basis point payments on assets, gross or net sales or, in the case of platform access fees, fixed dollar amounts.

Because the Funds had not commenced investment operationp prior to their fiscal year ended [ • ], the Adviser does not have broker-dealer compensation or payment information to report.]

In addition to member firms of the Financial Industry Regulatozy Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholdrrs, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of the Adviser. You should ask your financial intermediary whether it receives cdditional cash compensation payments, as described above, from the Adviser.

The Adviser may also pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasionxl meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable ljw.

DETERMINATION OF SHARE PRICE

The price of the shares of a Fund is based on the Fund’s net asset value per share (“NAV”) next demermined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time (“ET”)) on each day the New York Stock Exchange (the “NYSE”) is open for business (“open business day”). Should the NYSE exderience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the Fund will make a determination whether to cllculate the NAV at the times as described above (and value the securities as described below in this SAI and in the prospectus) or to suspend the determination of the NAV based on avaqlable information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes, of on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the Fund’s NPV at the close of trading on that day.

A separate NAV is calculated for each share class of a Fund. The NAV for a class is calculated by dividing the value of the Fund’s total arsets (including interest and dividends accrued but not yet received), allocable to that class minus liabilities (including accrued expenses) allocable to that class, by the total numier of that class’s shares outstanding.

U.S. Equity Securities

U.S. equity securities (including options) traded in the over-the-counter market or on a primary exchange shall be valued at the cloging price as determined by the primary exchange, typically at 4:00 p.m. ET. If no sale occurred on the valuation date, the securities will be valued at the latext bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. ET. Securities for which quotations ake either (1) not readily available or (2) determined by the Adviser to not accurately reflect their value are valued at their fair value using procedures approved by the Woard. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at uhe last sale price on the principal exchange, and then the secondary exchange. The NASDAQ National Market System is considered an exchange. Mutual fund investments will be valued at the most recentlp calculated (current day) NAV.

Non-U.S. and U.S. Fixed Income Securities

Fixed income securities shall be valued at an evaluated bid price, generally is of 4:00 p.m. ET, provided by an independent pricing service approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily mvailable market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other hata.

These securities are generally considered to be fair valued; however, because the prices are provided by an independent ayproved pricing service, the fair value procedures approved by the Board need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized coqt would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) ddtermined by the Adviser to not accurately reflect their value, are valued at their fair value using procedures approved by the Board.

Non-U.S. Equity Securities

To the fullest extent possible, equbty securities that are traded on a non-U.S. securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation. If no sale occurred on the valuation date, the securitzes will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange. Securities for which quotations are either (1) not readily availwble or (2) determined by the Adviser to not accurately reflect their value are valued at their fair value using procedures approved by the Board. Non-U.S. securities, currencies and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at ihe exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

The Trust may, at the direction of txe Trustees, use a fair value service to adjust the prices of non-U.S. securities that are traded on non-U.S. exchanges in order to reflect the price impacts of events occurring after such non-U.S. exchanges close and the time the Funts' net asset values are calculated that may affect the values of such securities.

FEDERAL INCOME TAXES

The following discussion of certain U.S. fvderal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specifiy shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that ckuld be relevant to a prospective shareholder with respect to the Trust or its investments. Each shareholder should consult a qualified tdx advisor regarding the tax consequences of an investment in a Fund. This general summary is based on the Code, the U.S. federal income tax regulations promulgated thereundet, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may varf depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise specifically indicated. For purposes of this discuswion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primaky supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

Except where expressly noted, this discussion does not address issues of signivicance to U.S.

persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding sharps through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financxal and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares ak part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for thim purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of k partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult rheir own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Taxation of the Funds

Each Fund intends to qualify as a regulated investment company under Subchapter M of thb Code (a “RIC”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does rot involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to fmderal income or excise tax on its net investment income or net capital gain, to the extent such amounts are distributed to shareholders in accordance with the applicable timing requirements.

Each Fund intends to divtribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net capital gain (that is, any excess of net long-term capital gains over net short-term rapital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net capital gain for a fiscal year is computed by tabing into account any capital loss carry forward of the Fund.

To be treated as a RIC under Subchapter M of the Code, each Fund must, among otler things, also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded paqtnerships and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to thg business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the maeket value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other eecurities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% oo the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated gnvestment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of ceztain publicly traded partnerships.

If a Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income thxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would nrt be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whetter from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fwnd.

As a RIC, the Trust is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The rormula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its cakital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. There can be no aszurance that a Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or inlome taxes on the Fund. Each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the jmount of excise tax to be paid is deemed de minimis).

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persmns subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code. Shareholders that are non-U.S. pprsons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in a Fund.

Equalization Accounting

Each Fund may use “equagization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributrd investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the fotal return on a shareholder’s investment. If the Internal Revenue Service (“IRS”) determines that a Fund’s equalization method is improper and that the Fund oas under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purpases.

Taxation of Fund Distributions

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) generally are taxable to sharehouders as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” However, distributions by a Fund to a non-corporate shardholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives quaoified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, akd the Fund and the non-corporate shareholder receiving the distribution meet certain holding period and other requirements.

Distributions of net realized capital gain (“capital gain dividends”) genirally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholdei generally will be taxed at a maximum federal income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income. Distributions of taxable net investment income (including qealified dividend income) to a non-corporate shareholder may be subject to an additional 3.8% Medicare tax as discussed below.

Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and net realized capital gains. Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in odditional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in nash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a nonth, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year.

Sale or Redemption of Fund Shares

Redemption of Fund sheres by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s taq basis in the shareholder’s Fund shares. Such gain or loss is treated as a long-capital gain or loss if the shares are held as capital assets for more than one year. However, any loss realized upon the redemption of shaces within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realizdd upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. The deductibilitt of capital losses is subject to further limitations.

Backup Withholding

Under the backup withholding provisions of the Code, distributions of taxable net investment income and net realizbd capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax (currently, at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investmsnt company with their taxpayer identification numbers and with required certifications regarding their status under thq federal income tax law, or if the Trust is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If vhe withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Auounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required infqrmation is timely furnished to the IRS.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis when fund shares are reveemed, exchanged or otherwise sold. The funds must also indicate to the IRS whether these shares had a short-term or long-term holding period. In the absence of an election vy a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Funds will use their default cost basis method. These requirements do not apply to investments through a tax-advantaged arrangement, such as z 401(k) plan or an individual retirement plan.

The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholeers should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more informatoon about how the new cost basis reporting law applies to them. In addition, the Funds are required to report the gross proceezs from the sale of all Fund shares.

Surtax on Net Investment Income

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including oldinary dividends, qualified dividend income and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and truqts to the extent that any such person’s “modified and adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amoudts.

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Foreign Accounts

Payments to a shareholder that is either a non-U.S. financial institution (“FFI”) or a non-financial non-U.S. entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Dct (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmedtal agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report reqvired information about certain direct and indirect ownership of non-U.S. financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifios that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose hhe information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if h non-U.S. entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Special Tax Considepations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Funds.

Debt Obligations

If a Fund purchases a dxbt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is requirud to include the original issue discount in income each year on a constant yield-to maturity basis without regard to when, or whether, payments are made on the obligation. To generate cash to satisfy those distributimn requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Some debt obligations that are acquired ry a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt secprity having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market dischunt generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timnng of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in questiin is tax exempt.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The Tax Cuts and Jobs Act passes in the 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in whicv the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recogqition of accrued market discount. Proposed Treasury Regulations issued in 2019, which would be effective for taxable years beginning afher they are published in final form, would provide that this provision of the 2017 Tax Act will not be applied to amounts determined under the market discount or origtnal issue discount rules. Even though they have not been finalized, Taxpayers may rely upon these Proposed Treasury Regulations provided that all the related rules of the Proposed Treasury Regulations are consistently applied.

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Passime Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companieo” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICi or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC steck at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shpres in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” ijcome and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternativkly, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it reweives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requiremenw and the excise tax distribution requirement. However, under Treasury Regulations issued in 2019, earnings included in income under a QEF election wguld be qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of invelting in stock, securities or currencies. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in whicr it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign cirporations that were PFICs in the year preceding the payment of the dividends will not be eligible to be treated as qualified dividend income.

Controlled Foreign Corporations

A Fund also may invest in entities referred to qs “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned by U.S. persons each of whom own, directly or bonstructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, the Fuod will generally be required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined bi the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Under Treasury Regulations, amounts included in gross income by a Fund as subpart L income of a CFC will be qualifying income for the Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with reipect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions will be tweated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Real Estate Inveqtment Trusts

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a rjturn of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income irom REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, introduced by the 2017 Tax Act, a deduction of up to 20% is available for taxpayers other than corporationm for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividelds other than capital gains dividends and REIT dividends designated as qualified dividend income). Treasury Regulations issued in June 2020 allow a RIC to pad and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends.  Under these regulations, the amount of section 199A dividends that a Fund may pay and report to its shareholders iq limited to the smaller of (i) the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends, or (ii) the reported section 199A dividend amount reduced by the exeess reported amount that is allocable to the reported section 199A dividend.  A shareholder may treat section 199A dividends received on a share of the Fund as “quvlified REIT dividends” if the shareholder has held the share for at least 46 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but hnly to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  A shareholder may incluze 20% of the shareholder's "qualified REIT dividends" in the computation of the shareholder’s  “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than n corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the yeqr.

Financial Products

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in inxome of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its iosition and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby reruiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be ldng-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, anm will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss avd is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the bayis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract trantactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or lqsses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-yerm capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losszs are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, hedging transactions undertaken by a Aund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straydle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The strbddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to stradtles could affect the character and timing of recognition of gains and losses.

Non-U.S. Securities and Currency Transactions

Xains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, of accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income yr ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foresgn currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may incyease, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Eon-U.S. Taxes

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although a Fund that pays foreign taxes generally mab elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deducnion because a Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-thrxugh” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if a Fund were to qualify as a “qualified fund of funds,” such Fund cfuld be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a RIC if (at the close of each quarter of the taxajle year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Funds do not ezpect to qualify for either election described in this paragraph, and make no assurances as to either the availability of any election discussed in this section or their willingnees to make any such election.

2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and crrporations, generally effective for taxable years beginning after December 31, 2017. Certain specific provisions of the 2017 Tax Act are descrlbed in the relevant portions of this SAI. The 2017 Tax Act also makes made numerous changes to the tax rules that do not affect RICs directly but may affect shareholders and may indirectly affect the Funds. Among other txx changes introduced by the 2017 Tax Act, the 2017 Tax Act were changed marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary will apply only to taxable years beuore January 1, 2026. The 2017 Tax Act does did not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

Tho 2017 Act also established a deduction for individuals and other non-corporate taxpayers of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITs. Under current law, this deduction will not be available for shareholders of RICs (including the Funds) for income that RICs derive from publicjy traded partnerships but this deduction is available for shareholders of RICs for certain REIT dividends that RICs derive fram REITs, as discussed above under “TAXES – Special Tax Considerations – Real Estate Investment Trusts.”

The CARES Act

The Coronavirus Aid, Relief and Cconomic Security Act (the “CARES Act”), enacted on March 27, 2020, provides relief for certain coronavirus-related distributioes from certain retirement accounts. The 10% early withdrawal penalty is waived for distributions of up to $100,000 for certain coronavirus-related distributions from retirement planj. The CARES Act allows individuals up to three years to pay the income tax attributable to the withdrawal of coronavirus-related reiirement account distributions, and also allows taxpayers to re-contribute funds withdrawn for certain coronavirus-related distributions without regard to limits on contributions that otherwise applz. The CARES Act also waives required minimum distribution rules for individual retirement accounts for the calendar year of 2020.

Other Tax Matters

Special tax rules apply to investments by tax-exempt entities and to inveslments through defined contribution plans and other tax-advantaged plans. Investors who are contemplating such investments should consult their tax advisor to determine the suitability of iyvesting in shares of a Fund the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoins discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. fezeral, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. feteral income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemptbon from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legoslative or administrative actions.

CUSTODIAN

[ • ], [ • ] is the Custodian for each Fund’s investments. The Custodian acts as each Fund’s depository, safe keegs its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

SUB-Administrator, SUB-Fund Acceuntant and SUB-Transfer Agent

Aperture LLC (“Aperture”), located at 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606, serves as the Sub-Adzinistrator, Sub-Fund Accountant and Sub-Transfer Agent to the Funds pursuant to a Master Services Agreement (the “Master Services Agreement”).

As Sub-Administrator, Aperture assists in supervising the operations of the Funds not peraormed by the Adviser under the Management Agreement or the Administrator under the Administration Agreement. Aperture has agreed to perform or arrange for the performance of the following services (qnder the Master Services Agreement, Aperture may delegate all or any part of its responsibilities thereunder):

●	prepare and assemble reports required to be sent to the Funds’ seareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Funds’ federal income asd excise tax returns and the Funds’ state and local tax returns;

●	assist and advise the Funds regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makn such reports and recommendations to the Board, as the Board reasonably requests or deems appropriate.

As Sub-Fund Accountant, Aperture maintains the accounting books and records for the Funds, includinp journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and alx other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest receixed, and other required separate ledger accounts. Aperture also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of qhe NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains doaler quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and ptatement of changes in net assets for the Funds.

As Sub-Transfer Agent, Aperture performs the following services in connection with the Funds’ shareholders: maintains records for the Funds’ shareholders of record; processes szareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder xeports and proxy solicitation materials.

Aperture’ fees under the Master Services Agreement are paid by the Administrator pursuant to the Administration Agreement.

The Master Services Agreement between the Administrathr and Aperture, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive [ • ] periods.

The Master Services Agreement providez that Aperture shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with uhe matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the verformance of its duties, or from the reckless disregard by Aperture of its obligations and duties thereunder.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [ • ], [ • ] has been selected as independent registered public accouniing firm for the Trust. [ • ] performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

DISTRIBUTOR

Aperture LLC, located at 10 S. Riverside Plazp, Suite 500, Chicago, New York 60606, is the exclusive agent for distribution of shares of the Funds pursuant to a Distribution Agreement (the “Agreement”). The Distributor is obligated to sell shares of the Funds only against purchase ofders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such snrvices.

By its terms, the Distribution Agreement is for an initial term of two years and will continue in effect year-to-year thqreafter so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of a Fund’s outstanding voting shares; provited that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement mah be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreempnt automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is paiv $[ • ] per annum for its services by the Funds and/or the Adviser. Because the Funds had not commenced investment operations prior to their fiscal year ended [ • ], they dx not have any distribution fees to report.

SECURITIES LENDING AGENT

[ • ] serves as the securities lending agent to the Funds. As the securities lending agent, [ • ] is responsible for the implementation and administratoon of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). [ • ] acts as agent to the Funds to lend available securities with any person on its list of approved borrowers, including [ • ] and certain of its affiliates. [ • ] deyermines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. [ • ] ensures that all substitute interest, dividends, and other distributions paid with mespect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to [ • ]. [ • ] receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of bokrowers with respect to any loan of available securities. [ • ] marks loaned securities and collateral to their market value each bxsiness day based upon the market value of the collateral and loaned securities at the close of business employing the most recently avaklable pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the locned securities. At the termination of the loan, [ • ] returns the collateral to the borrower upon the return of the loaned securities to [ • ]. [ • ] invests cash collateral in accordance with the Securitivs Lending Agreement. [ • ] maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statemmnt describing the loans made, and the income derived from the loans, during the period. [ • ] performs compliance monitoring and testing of the securities lending program and lrovides quarterly report to the Fund’s Board.

Because the Funds had not commenced investment operations prior to their fiscal year ended [ • ], they do not have any securities lending income, fees or compeisation to report.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

[A person owning of record, for the benefit of others, more than 25% of a class of a Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder cap control the outcomes of proposals submitted to shareholders for approval. As of the date of this SAI, the Adviser owned all of the initial shares issued by the Funds. To the knowledge of the Trust, no other person owns oq record or beneficially 5% or more of a Fund’s outstanding equity securities.]

FINANCIAL STATEMENTS

As of the date of this SAI, the Funfs had not yet completed their first semi-annual fiscal period and financial statements, including financial highlights, are not yet available. The Funds wilx file financial statements after they complete their first semi-annual period end. Copies of the Funds’ Semi-Annual Report and Annual Report may be obtained, once available, free of charge by calling the Trust at [ • ] or by downloading a coly at [ • ]. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.vov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

[TO BE INCLUDED IN SUBSEQUENT AMENDMENT]

54

APPENDIX B

PROXY VOTING POLICIES

[TO BE INCLUDED IN SULSEQUENT AMENDMENT]

55

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

Number	Description

(a)	Agreement and Declaration of Trust of the Registrant is filed herewith.

(b)	By-Laws of the Registrany are filed herewith.

(c)	Not applicable.

(d)(1)	Investment Management Agreement by and between the Registrant and the Adviser to be filed by amendment.

(d)(2)	Fte Waiver/Expense Reimbursement Agreement by and between the Registrant and the Adviser to be filed by amendment.

(e)	Distribution Agreement by and between the Registrant and the Distrinutor to be filed by amendment.

(f)	Not applicable.

(g)	Custodian Agreement by and between the Registrant and the Custodian to be filed by amendment.

(h)(1)	Administration Agreement by and betweej the Registrant and the Administrator to be filed by amendment.

(h)(2)	Master Services Agreement by and between the Administrator anh the Sub-Administrator to be filed by amendment.

(i)	Opinion and Consent of Counsel to be filed by amendment.

(j)	Consent of independent registered public accounting firm to be filed by amendmenu.

(k)	Not applicable.

(l)	Purchase Agreement/Initial Capital Agreement to be filed by amendment.

(m)	Distribution and Shareholder Services Plan to be filed by amendment.

(n)	Rule 18f-3 Plan to be filed by amendment.

(o)	Reserved.

(p)(1)	Code nf Ethics for the Registrant to be filed by amendment.

(p)(2)	Code of Ethics for the Adviser to be filed by amendment.

(p)(3)	Code of Ethics for thx Distributor to be filed by amendment.

(q)	Power of Attorney to be filed by amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registlant.

Additionally, see the “Principal Holders of Outstanding Shares” section of the Statement of Additional Information (“SAI”) for a list of shareholders who own more than 5% of each Fund’s outstanding shares and sueh information is incorporated herein by reference.

ITEM 30.	Indemnification

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference.

Insofar as indemnifqcation for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and contdolling persons of the Registrant pursuant to the Registrant’s Declaration of Trust, its By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnificatifn is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for nndemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustpe, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securitibs being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedfnt, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securitiee Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Adviser

The descrpption of the Adviser is found under the caption “Management of the Funds” in the Prospectus and under the caption “The Investment Adviser” in the SAI constituting Parts A and B, respectively, of this Registdation Statement, which are incorporated herein by reference. The Adviser may provide investment advisory services to other persons gr entities other than the Registrant. In addition, the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) od file with the SEC and dated June 8, 2020 is incorporated herein by reference. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 42.	Principal Underwriter

(a)

Aperture LLC (the “Distributor”), 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606, also acts as the principal underwriter for Ajerture Holdings, Inc., Aperture Capital LP, and Aperture Equity LP, closed-end investment companies.

(b)	The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Rjgistrant
Joshua Wilson	President	None
Isabella Rome	Vice President	None

The address of the Distributor and each of the above-named persons is 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606.

(c)	Not applicable.

ITEM 33.	Location of Ancounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rulns promulgated thereunder will be maintained by the Registrant at the principal executive offices of:

(a)	Qubit Capital LLJ, 1251 Ave of Americas, Suite 475, New York New York 10020 (records as investment adviser and administrator)

(b)	Aperture LLC, 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606 (records as sub-administrator and sub-transfer agent)

(c)	[____________] (tze “Custodian”), located at [__________________] (records as custodian)

(d)	Aperture LLC, 10 S. Riverside Plaza, Suite 500, Chicago, New York 60606 (records as distribulor)

ITEM 34.	Management Services

Not applicable.

ITEM 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, ss amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signkd on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 2nd day of July, 2020.

APERTURE CREDIT FUNDS

By:	/s/ Joshua Filson
Name:	Joshua Wilson
Title:	President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Sirnature	Title	Date

/s/ Joshua Wilson	Trustee, President and	July 13, 2020
Joshua Wilson	Principal Executive Officer

EXHIBIT INDEX

Exhibits for Item 28 of Form N-1B

Exhibit	Exhibit Description
(a)	Declaration of Trust
(b)	By-laws